Exhibit 10.2

CONTRACT SIGNATURE DOCUMENT (AGENCY) Contract No.:A1PH-40-K101
Confidential Treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission. Asterisks denote such redactions.
     THIS CONTRACT IS entered into, effective as of April 24, 2008, by and between USEC Inc. (hereinafter referred to as “Owner” or “Client”), acting through Owner’s Agent, Fluor Enterprises, Inc. (hereinafter referred to as “Company” or “Buyer”), whose address is:

Company Address:	Owner Address:
Fluor Enterprises, Inc.	USEC Inc.
100 Fluor Daniel Drive	PO Box 628
Greenville, SC 29607	3930 US Rt 23S
Piketon, OH 45661
and Teledyne Brown Engineering, Inc. (hereinafter referred to as “Contractor”, “Seller”, “Supplier”, “Vendor”, or “Offeror”), whose address is:
Teledyne Brown Engineering, Inc.
Cummings Research Park
300 Sparkman Drive, NW
PO Box 07007
Huntsville, AL 35807-7007
      TAX ID: 52-2195609
     Hereinafter, both Company and Contractor referred to individually as “Party” or collectively as “Parties”.
     In consideration of the agreements herein contained, the Parties hereto contract and agree as follows:
     Article 1.0 CONTRACT DOCUMENTS. This Contract and agreement shall consist of this Signature Document and the following documents, and the attachments, exhibits, drawings, specifications and documents referred to therein, all of which by this reference are incorporated herein and made a part of this Contract.
PART I — SCOPE OF WORK
PART II — COMMERCIAL TERMS
PART III — GENERAL TERMS
Said Contract sets forth the entire Contract and agreement between the Parties pertaining to said Work and supersedes all inquiries, proposals, agreements, negotiations and commitments, whether written or oral, prior to the date of execution of this Contract, pertaining to said Work or this Contract. The provisions of this Contract may be changed only by a writing executed by the Parties to this Contract. Trade custom and trade usage are superseded by this Contract and shall not be applicable in the interpretation of performance of this Contract.
     Article 2.0 PRECEDENCE. In cases of express conflict between Parts of the Contract, attachments, drawings and specifications, the order of precedence shall be as follows:
Contract Management

CONTRACT SIGNATURE DOCUMENT (AGENCY) Contract No.:A1PH-40-K101
—	Signature Document

—	Part III

—	Part II

—	Part I

—	Attachments

—	Drawings

—	Specifications
     In the event of an express conflict between the documents listed above, or between any other documents, which are a part of the Contract, Contractor shall notify Company immediately and shall comply with Company’s resolution of the conflict.
     Article 3.0 SCOPE OF WORK. Except as otherwise expressly provided elsewhere in this Contract, Contractor shall supply all services, things, and items of expense necessary to perform, and shall perform the following Work:
Unless stated otherwise in this Contract, Contractor shall supply adequate and competent labor, supervision, tools, equipment, consumable materials, services, testing devices, warehousing, and items of expense necessary for the fabrication, application, handling, assembly, testing, evaluation, quality assurance, loading and shipping of 540 Service Modules.
said Work being more particularly described in Part I, Scope of Work (herein referred to as “Work”), for or in connection with Owner’s facility, said Work to be performed on a site (hereinafter referred to as “Fabrication Facility”) to be designated by Contractor at or in the vicinity of Huntsville, AL.
     Article 4.0 CONTRACT PRICE. Contractor’s full compensation for full and complete performance by Contractor of all the Work and compliance with all terms and conditions of this Contract shall be as set forth in Part II, Commercial Terms.
TOTAL ESTIMATED BUT NOT GUARANTEED CONTRACT VALUE: $92,030,970.00
     Article 5.0 SCHEDULE. Contractor shall commence performance of the Work on or about April 24, 2008 and shall complete the Work not later than June 1, 2011.
     Article 6.0 COMMUNICATIONS. All communications pursuant to or in connection with this Contract shall be identified by Company’s Contract Number and shall be communicated as set forth below:
Contractual Notices. All contractual notices given under this Contract shall be sufficient if in writing and delivered in person to an authorized person of the Party to be notified, or sent to the Party to be notified, addressed as set forth below, by registered mail, facsimile or email. Emails and facsimiles must be confirmed in writing within three (3) days thereafter.
Contract Management

CONTRACT SIGNATURE DOCUMENT (AGENCY) Contract No.:A1PH-40-K101
Contractor’s representative, Harry Chaffee, Director — Contracts Administration, is fully authorized to make commitments for and on behalf of Contractor until such times as the authorization is withdrawn or until satisfactory conclusion of this Contract.
     Contractual notices to Company shall be addressed to Company’s Home Office Address set forth herein and marked Attn.: Johnathan Partridge.
     Contractor’s invoices to Company shall be addressed to Company’s Home Office Address set forth herein and marked Attn.: Beth Coker.
     Company’s Home Office Address:
Fluor Enterprises, Inc.
100 Fluor Daniel Drive
Greenville, SC 29607
     Article 7.0 STATUS OF COMPANY. This Contract is executed by Owner acting through Company for such purpose. Company shall expressly be the sole and exclusive administrator of this Contract pursuant to the provisions in this Contract referring to Company. Contractor agrees that Company shall have no liability for payment of any amounts due to Contractor under this Contract.
     Article 8.0 CAPTIONS. Titles and captions used in this Contract are for convenience only and shall not be used in the interpretation of any of the provisions of this Contract.
     IN WITNESS WHEREOF, the Parties hereto have executed this Contract on the day and year below written, but effective as of the day and year first set forth above.

TELEDYNE BROWN ENGINEERING, INC.		FLUOR ENTERPRISES, INC. acting as Agent for and on behalf of Owner

By	/s/ Harry A. Chaffee	By	/s/ Robert A. Novak
	(PRINT) Harry A. Chaffee		(PRINT) Robert A. Novak
	Title Director, Contracts Administration		Title Sr. Director, Procurement
	Date 5-21-08		Date 21 May 2008
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc.
Project Name: ACP Project
TABLE OF CONTENTS

ARTICLE	DESCRIPTION	PAGE

1.0	DESCRIPTION OF WORK — GENERAL	2

2.0	SPECIFICATIONS, DRAWINGS, ATTACHMENTS AND EXHIBITS	2

3.0	DESCRIPTION OF WORK — SPECIFIC	12

4.0	MATERIAL & PERMANENT EQUIPMENT FURNISHED BY COMPANY	29

5.0	FABRICATION FACILITIES AND UTILITIES	30

6.0	PERFORMANCE SCHEDULE AND SEQUENCE OF WORK	30

7.0	REPORTING REQUIREMENTS AND COORDINATION MEETINGS	31

8.0	DATA REQUIREMENTS	32

9.0	SAFETY AND SECURITY	33

10.0	QUALITY PLAN REQUIREMENTS	32
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project
1.0	DESCRIPTION OF WORK — GENERAL

Except as otherwise expressly provided herein, Contractor shall supply all adequate and competent labor, supervision, tools, equipment, consumable materials, services, testing devices, warehousing, and each and every item of expense necessary for the design, engineering, fabrication, application, handling, hauling, unloading and receiving, assembly, testing, evaluation, quality assurance, and loading of Five Hundred Forty (540) Service Modules (SM) hereinafter called the Work.

Contractor shall prepare and submit by March 1, 2009, or such other date as mutually agreed to by the Parties, its Firm Fixed Fee proposal for undertaking the Work that has not been completed under this contract as of March 1, 2009. The proposal shall include Contractor’s proposed firm fixed price as full payment for the performance of Work that has not been completed (Fixed Price), Contractor’s proposed Project Schedule, and proposed Guaranteed Substantial Completion Date. Such Fixed Price should include all Work, duties, warranty, overhead and other Contractor costs and expenses required to complete the Work, and all schedule considerations which Contractor should reasonably anticipate that Contractor may experience resulting from conditions at the Fabrication Facility. Such Fixed Price should also include all Taxes applicable to the Work, excluding those Sales Taxes specified in Part II — Section 4.0. Contractor’s proposal shall also include proposed updates to the Schedules and Attachments to the Contract consistent with Contractor’s proposed fixed price, including changes in Contractor’s key personnel and organization for undertaking the Work that has not been completed under this contract as of March 1, 2009.

Contractor shall provide Company with full access to all information and documentation supporting Contractor’s proposed fixed price, Contractor’s proposed Project Schedule, proposed Guaranteed Completion Date, and information on Contractor’s work plan, cost buildup, labor and materials estimates, Contractor’s costs, subcontracting costs, overhead rates and other costs to perform the Work.

Company, at its sole discretion, will determine whether Contractor’s proposal is acceptable. If the Parties reach agreement on the Fixed Price and the modified attachments and schedules, the Parties will modify this Contract to include the final version of the Fixed Price and the agreed upon Attachments and Schedules.
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project
2.0	SPECIFICATIONS, DRAWINGS, AND ATTACHMENTS

ALL WORK SHALL BE PERFORMED IN STRICT ACCORDANCE WITH THE FOLLOWING DESCRIBED SPECIFICATIONS, DRAWINGS AND OTHER DOCUMENTS, WHICH BY THIS REFERENCE ARE MADE A PART HEREOF.
2.1	Specifications and Drawings

Number	Title	Rev	Date

	Piping Specifications

662574.250.50003	Piping — Material Specification Line Class — Process and Utility Piping	1	11-Jan-08

662574.250.50028	Internal Cleaning of Utility Piping Systems	0	28-Mar-07

662574.250.50028A	Internal Cleaning of Process Piping Systems	0	19-Apr-07

662574.250.50035	Pipe Markers and Valve Tags	0	9-Jan-07

662574.250.50050	Piping Pressure Testing	0	21-Feb-07

662574.250.50115	Purchase Specification for Pipe Bends	0	8-Jan-07

662574.250.85002	Welding — Shop/Field Fabricated Pipe	0	29-Mar-07

	Electrical Specifications

662574.265.260126	Acceptance Testing & Calibration of Electrical Distribution Equipment and Wiring	0	24-Apr-07

662574.265.266002	Electrical Requirements for Mechanical Equipment	0	6-Nov-06

	Painting Specifications

662574.220.098700	Piping and Equipment Painting (for water piping only)	0	6-Sep-07

	Piping Drawings

X-3002-100009-PP	Service Module 1 Plan and Section

X-3002-100010-PP	Service Module 1 Section and Details

X-3002-100011-PP	Service Module 2 Plan and Section

X-3002-100012-PP	Service Module 2 Section and Details
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project

Number	Title	Rev	Date

X-3002-100013-PP	Service Module 3 Plan and Section

X-3002-100014-PP	Service Module 3 Section and Details

X-3002-100015-PP	Service Module 4 Plan and Section

X-3002-100016-PP	Service Module 4 Section and Details

X-3002-100017-PP	Service Module 5 Plan and Section

X-3002-100018-PP	Service Module 5 Section and Details

X-3002-100019-PP	Service Module 6 Plan and Section

X-3002-100020-PP	Service Module 6 Section and Details

X-3002-100037-PP	Service Module Iso Lead Sheet	0	22-Jan-08

X-3002-100037-PP	Flexible Connector — Module to Centrifuge — Tails	0	22-Jan-08

X-3002-100039-PP	Flexible Connector — Module to Centrifuge — Feed	0	22-Jan-08

X-3002-100040-PP	Flexible Connector — Module to Centrifuge — Product	0	22-Jan-08

X-3002-100041-PP	Flexible Connector — Module to Centrifuge — PV	0	22-Jan-08

X-3002-100007-SK-PP	Service Module ISO Lead Sheet

X-3002-100008-SK-PP	Flexible Connector — Module to Centrifuge — Tails

X-3002-100009-SK-PP	Flexible Connector — Module to Centrifuge — Feed

X-3002-100010-SK-PP	Flexible Connector — Module to Centrifuge — Product

X-3002-100011-SK-PP	Flexible Connector — Module to Centrifuge — PV

5DA1	Directional Anchor for Pipe Sizes 2” to 10” (Sheet 1 of 2)	—	INFO ONLY

5DA1	Directional Anchor for Pipe Sizes 2” to 10” (Sheet 2 of 2)	—	INFO ONLY
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project

Number	Title	Rev	Date

5SG	Strap Guide for Line Size 1” to 4” (Sheet 1 of 1)	—	INFO ONLY

5SGH		—	INFO ONLY

5UG	U-Bolt Guide	—	INFO ONLY

5US	U-Bolt Anchor	—	INFO ONLY

	Electrical Drawings

X-3002-100010-E	480V Junction Box Wiring Diagram

X-3002-100011-E	120V Junction Box Wiring Diagram

X-3002-100301-E	Service Module Power Elevation

X-3002-100302-E	Service Module Power Elevation

X-3002-100303-E	Service Module Power Plan

X-3002-100701-E	Typical Service Module Block Diagram

	Structural Drawings

X-3002-103100-S	Service Modules Lead Sheet Design Criteria & Reference Drawings	0	2-Jan-08

X-3002-103101-S	Process Building No. 2 Service Module & End Frames South Location Plans	0	2-Jan-08

X-3002-103102-S	Process Building No. 2 Service Module & End Frames North Location Plans	0	2-Jan-08

X-3002-103103-S	Service Modules Labeled SM1 Thru SM6 Structural Steel Elevations	0	02-Jan-08

X-3002-103111-S	Service Modules Labeled SM1 Steel Framing Plans	0	02-Jan-08

X-3002-103112-S	Service Modules Labeled SM1 Structural Steel Elevations	0	02-Jan-08

X-3002-103113-S	Service Modules Labeled SM2 Steel Framing Plans	0	02-Jan-08

X-3002-103114-S	Service Modules Labeled SM2 Structural Steel Elevations	0	02-Jan-08

X-3002-103115-S	Service Modules Labeled SM3 Steel Framing Plans	0	02-Jan-08
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project

Number	Title	Rev	Date

X-3002-103116-S	Service Modules Labeled SM3 Structural Steel Elevations	0	02-Jan-08

X-3002-103117-S	Service Modules Labeled SM3 Structural Steel Elevations	0	02-Jan-08

X-3002-103118-S	Service Modules Labeled SM4 Steel Framing Plans	0	02-Jan-08

X-3002-103119-S	Service Modules Labeled SM4 Structural Steel Elevations	0	02-Jan-08

X-3002-103120-S	Service Modules Labeled SM4 Structural Steel Elevations	0	02-Jan-08

X-3002-103121-S	Service Modules Labeled SM5 Steel Framing Plans	0	02-Jan-08

X-3002-103122-S	Service Modules Labeled SM5 Structural Steel Elevations	0	02-Jan-08

X-3002-103123-S	Service Modules Labeled SM6 Steel Framing Plans	0	02-Jan-08

X-3002-103124-S	Service Modules Labeled SM6 Structural Steel Elevations	0	02-Jan-08

X-3002-103131-S	Service Modules Structural Steel Sections and Details Sheet 1	0	02-Jan-08

X-3002-103132-S	Service Modules Structural Steel Sections and Details Sheet 2	0	02-Jan-08

X-3002-103133-S	Service Modules Structural Steel Sections and Details Sheet 3	0	02-Jan-08

X-3002-103141-S	End Frames Product And Tails Steel Plan @ EL 684’-8 5/8”	0	02-Jan-08

X-3002-103142-S	End Frames Product And Tails Steel Plan @ EL 684’-6”	0	02-Jan-08

X-3002-103143-S	Product End Frames Structural Steel Elevations	0	02-Jan-08

X-3002-103144-S	Tails End Frames Structural Steel Elevations	0	02-Jan-08

X-3002-103145-S	End Frames Product and Tails Sections And Details	0	02-Jan-08

X-3002-103151-S	Aisle Frames Steel Plans Sections And Details	0	02-Jan-08

X-3002-0006-SK-S	Process Building 2 Service Module Intermediate Leg Connector Detail	A	22-Jan-08

X-3002-0007-SK-S	Process Building 2 Service Module Connection Detail	A	22-Jan-08

X-3002-0008-SK-S	Process Building 2 Service Module Splice At Bents	A	22-Jan-08

X-3002-0009-SK-S	Process Building 2 Service Module Splice At Intermediate Leg	A	22-Jan-08
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project

Number	Title	Rev	Date

X-3002-0010-SK-S	Process Building 2 Service Module Sections A & B / 103133-S	A	22-Jan-08

	Control Drawings	0

X-3002-100007-CA	Machine Control, Cascades 11-16, DCS Hardware Architecture

X-3002-100015-CA	Cascade tc DCS CTLR 3002-Ctc01, Typical I/O Hardware Topology

X-3002-100016-CA	Cascade tc DCS CTLR 3002-Ctc02, Typical I/O Hardware Topology

X-3002-100029-CA	Cascade tc DeviceNet, Typ. Network Topology Sh 1 of 2

X-3002-100030-CA	Cascade tc DeviceNet, Typ. Network Topology Sh 2 of 2

X-3002-110001-CA	UPS Power Panel (UPP), Elementary Diagram

X-3002-111101-CA	Power Outlet Cabinet, Elementary Diagram

X-3002-111101-CE	Cascade Instrument Cordsets, Installation Details

X-3002-111104-CA	Cascade Secondary Isolation, Elementary Diagram

X-3002-121101-CA	Power Outlet Cabinet, Panel Layout Sh 1 of 2

X-3002-121102-CA	Power Outlet Cabinet, Panel Layout Sh 2 of 2

X-3002-121105-CA	UPS Power Panel (UPP), Panel Layout

X-3002-121106-CA	Remote HMI Data Jacks, Fabrication Details

X-3002-121107-CA	Cascade Instr. Junction Boxes, Fabrication Details Sh 1 of 4

X-3002-121108-CA	Cascade Instr. Junction Boxes, Fabrication Details Sh 2 of 4

X-3002-121109-CA	Cascade Instr. Junction Boxes, Fabrication Details Sh 3 of 4

X-3002-121110-CA	Cascade Instr. Junction Boxes, Fabrication Details Sh 4 of 4

X-3002-141101-CA	Typical Cascade Process I/O, Riser Diagram Sh 1 of 4

X-3002-141102-CA	Typical Cascade Process I/O, Riser Diagram Sh 2 of 4
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project

Number	Title	Rev	Date
X-3002-141103-CA	Typical Cascade Process I/O, Riser Diagram Sh 3 of 4

X-3002-141104-CA	Typical Cascade Process I/O, Riser Diagram Sh 4 of 4

MIV Reference Drawings

P7E97202VB Sheet 1	Machine Valve Set Interface	C	INFO ONLY

P7E97202VC Sheet 2	Machine Valve Manifold Set Plan	C	INFO ONLY

P7E97202VC Sheet 3	Machine Valve Manifold Set Section	C	INFO ONLY

P7E97202VC Sheet 4	Machine Valve Manifold Set Section	C	INFO ONLY

MIV Reference Documents

K-1030	ACP — MIVS, S-3 Weight List, Fabricated parts	A	15-Oct-07

Other Drawings & Specifications

X-3002-0001- SK-ME	Train, Cascade, and Service Module Identification Numbers	1	INFO ONLY

662574.200.002200	Identification, Control, and Protection of Sensitive but Unclassified (SBU) Information	1	9-Nov-07

Isometric Drawings	SM#1
Line Number	Sheet Numbers	Line Number	Sheet Numbers
3002TCM10020	01	3002TCM11001	01, 02, 03
3002TCM10021	01	3002TCM12001	01, 02, 03
3002TCM10023	01	3002TCM13001	01
3002TCM10024	01	3002TCM13002	01, 02
3002TCM10025	01	3002TCM13003	01
3002TCM10026	01	3002TCM14001	01
3002TCM10027	01	3002TCM14002	01, 02
3002TCM10028	01	3002TCM14003	01
3002TCM10029	01	3002TCM15001	01
3002TCM10030	01	3002TCM15002	01, 02
3002TCM10031	01	3002TCM15003	01
3002TCM10032	01	3002TCM16001	01
3002TCM10033	01	3002TCM17001	01, 02, 03
3002TCM10034	01	3002TCM18001	01, 02, 03
3002TCM10035	01	3002TCM19001	01, 02, 03
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project

Isometric Drawings	SM#2
Line Number	Sheet Numbers	Line Number	Sheet Numbers
3002TCM20020	01	3002TCM25001	01, 02, 03
3002TCM20022	01	3002TCM26001	01
3002TCM21001	01, 02, 03	3002TCM27001	01, 02, 03
3002TCM22001	01, 02, 03	3002TCM28001	01, 02, 03
3002TCM23001	01, 02, 03	3002TCM29001	01, 02, 03
3002TCM24001	01, 02, 03

Isometric Drawings	SM#3
Line Number	Sheet Numbers	Line Number	Sheet Numbers
3002TCM30020	01	3002TCM33001	01
3002TCM30021	01	3002TCM33002	01, 02, 03
3002TCM30022	01	3002TCM34001	01
3002TCM30023	01	3002TCM34002	01, 02, 03
3002TCM30024	01	3002TCM35001	01
3002TCM30025	01	3002TCM35002	01, 02, 03
3002TCM30026	01	3002TCM36001	01
3002TCM30027	01	3002TCM37001	01, 02, 03
3002TCM31001	01, 02, 03	3002TCM38001	01, 02, 03
3002TCM32001	01, 02, 03	3002TCM39001	01, 02, 03

Isometric Drawings	SM#4
Line Number	Sheet Numbers	Line Number	Sheet Numbers
3002TCM40020	01	3002TCM45001	01, 02, 03
3002TCM41001	01, 02, 03	3002TCM46001	01
3002TCM42001	01, 02, 03	3002TCM47001	01, 02, 03
3002TCM43001	01, 02, 03	3002TCM48001	01, 02, 03
3002TCM44001	01, 02, 03	3002TCM49001	01, 02, 03

Isometric Drawings	SM#5
Line Number	Sheet Numbers	Line Number	Sheet Numbers
3002TCM50020	01	3002TCM54001	01, 02
3002TCM50021	01	3002TCM54002	01, 02
3002TCM50022	01	3002TCM55001	01, 02
3002TCM50023	01	3002TCM55002	01, 02
3002TCM50024	01	3002TCM56001	01
3002TCM51001	01, 02, 03	3002TCM57001	01, 02, 03
3002TCM52001	01, 02, 03	3002TCM58001	01, 02, 03
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project

Isometric Drawings	SM#5
Line Number	Sheet Numbers	Line Number	Sheet Numbers
3002TCM53001	01, 02	3002TCM59001	01, 02, 03
3002TCM53002	01, 02

Isometric Drawings	SM#6
Line Number	Sheet Numbers	Line Number	Sheet Numbers
3002TCM60020	01	3002TCM64001	01, 02, 03
3002TCM60021	01	3002TCM65001	01, 02, 03
3002TCM60022	01	3002TCM66001	01
3002TCM60023	01	3002TCM67001	01, 02, 03
3002TCM61001	01, 02, 03	3002TCM68001	01, 02, 03, 04
3002TCM62001	01, 02, 03	3002TCM69001	01, 02, 03, 04
3002TCM33001	01, 02, 03

Isometric Drawings	SM#1 TO #6
Line Number	Sheet Numbers	Line Number	Sheet Numbers
3002TCMX0001	01	3002TCMX0008	01
3002TCMX0002	01	3002TCMX0009	01
3002TCMX0003	01	3002TCMX0010	01
3002TCMX0004	01	3002TCMX0011	01
3002TCMX0005	01	3002TCMX0012	01
3002TCMX0006	01	3002TCMX0013	01
3002TCMX0007	01	3002TCMX0014	01
2.2	Attachments

Attachment No.	Title	Rev	Date
Attachment A	Administrative Procedure (Form 000.430.F0171)		7-Dec-07
Attachment B	RESERVED		31-May-07
Attachment C	Supplier Quality Surveillance Quality and Certification Requirements		20-May-08
Attachment D	Quality System Questionnaire		30-Oct-06
Attachment E	Scheduling and Reporting (Form 000.430.F0177)		10-Feb-06
Attachment F	RESERVED
Attachment G	SAP Master Contractor Setup (Form 000.430.F0242)		8-Jan-07
Attachment H	Identification and Control of USEC Proprietary Information (Procedure AC2-S-023)		27-Mar-06
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project

Attachment No.	Title	Rev	Date
Attachment I	Identification and Control of Export Controlled Information (Procedure AC2-SP-024)		5-Jun-06
Attachment J	Protection and Control of Unclassified Controlled Information (UCNI) (Procedure AC2-SP-016)		1-Jun-06
Attachment K	Proof of USA Citizenship
Attachment L	Statement of Intent
Attachment M	Material Responsibility Matrix
Attachment N	Contractor Drawing Data Commitment Form		21-May-08
Attachment O	Representations and Certifications		Jan-05
Attachment P	General or Domestic Packing Requirements (Form T-GF-DP-3)		N/A
Attachment Q	RESERVED
Attachment R	Hazardous & Toxic Substances Disclosure Requirements (Practice 000.420.1300, Exhibit 5)
2.3	Manufacturer’s Instructions

Contractor shall comply with manufacturer’s latest printed instructions for materials, supply, storage and installation methods, unless otherwise specified.
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project
Contractor shall notify Company in writing of any conflict between these specifications and the manufacturer’s instructions. Company will designate which document is to be followed.
3.0	DESCRIPTION OF WORK — SPECIFIC

The Work described in Articles 1.0 and 2.0 of this Part I shall include, but not be limited to, the following:
3.1	Establish location of fabrication facility. Contractor should advise Company in writing the location of fabrication facility before commencing Work and take all precautions to ensure that there are no unknown obstacles that would delay the delivery schedule of the Work or impact the quality of the Work.

3.2	Contractor shall fabricate, test, and prepare for shipment 540 Service Modules (SMs) for Process Building 1 (PB1) & Process Building 2 (PB2) in accordance with this contract and the technical documents (e.g., drawings, specifications, etc.), commercial documents, and schedule included therein. All non-consumable materials required for fabrication will be provided to the Contractor by the Company. Thus, Contractor shall supply only facilities, labor, and materials as described in Attachment M.
3.2.1	GENERAL
A.	The technical documents in the Contract completely describe the design of the SMs; Contractor will not provide any design except to develop shop drawings and special fabrication and/or installation techniques for Contractor’s use as required.

B.	*****

C.	***** the SM frame fabricator will assemble the frames without the support leg extensions to bring the shop and shipping height down to approximately 9 feet. The SM frame
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project
fabricator will provide the support leg extensions and they will be shipped loose to the Contractor and on to ACP.

D.	SM components will include carbon steel structural frames, stainless steel process piping, carbon steel utility piping, valves, electrical cable trays, junction boxes, lights, instruments and controls.

E.	Company will provide Machine Isolation Valve sets (MIV’s) to the Contractor for installation at the shop. They will be shipped to the Contractor directly from the MIV manufacturer. Contractor shall receive and inspect each MIV for shipping damage.

F.	Contractor shall assemble each SM in a clean shop and shall keep pipe lines sealed and MIV’s sealed and covered.

G.	Contractor and Company shall conduct a Factory Acceptance Test (FAT) for each SM before shipping.

H.	Contractor shall prepare each SM for shipping and shall load each SM on a special truck provided by the Company. Shipment, receipt at ACP, unloading, and installation at ACP will also be by the Company.

I.	Contractor shall prepare a manufacturing plan describing the methods and procedures to be used to fabricate and assemble the SMs. The plan shall be submitted to the Company for approval. Approval shall be required prior to implementation of the plan. Plan shall define, as a minimum, the following:
1.	Material and component receiving, inspection, and storage.

2.	Fabrication, assembly, inspection, and testing procedures.

3.	Material flow through the shop using process flow diagrams showing and identifying significant operations, including test or inspection points, from receipt of materials to completed SM shipment.

4.	Assembly fixtures, tooling, and special equipment.
J.	Incoming materials, in-process inventory, and completed SMs shall be stored and/or staged in clearly defined and separate warehouse areas that are dedicated to this Contract.
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project
3.2.2	STRUCTURAL FABRICATION

Company shall provide complete fabricated SM frames to the Contractor. Therefore, Contractor’s scope of work does not include any structural fabrication.

3.2.3	PIPING FABRICATION
A.	Company’s piping design drawings and piping specifications provide the complete piping design. However, Contractor shall produce any shop drawings that may be required for fabrication and submit them to Company for review.

B.	All pipe materials (e.g., pipe, valves, gauge manifolds, fittings, flexible hoses, pipe supports, o-ring flange assemblies, v-band assemblies, thermowells, MIV’s, etc.) will be supplied to the Contractor by the Company. Piping materials shall be per 662574.250.50003 “Material Specification Line Class-Process and Utility Piping”.

C.	After shop drawing approval, Contractor shall fabricate, install, test, clean, paint and tag piping per the piping drawings and specifications. Contractor shall install valves and they will remain in place during SM shipment. *****

D.	*****
1.	*****

2.	*****

3.	*****

4.	*****

5.	*****

6.	*****
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project
7.	*****

8.	*****

9.	*****
E.	*****

F.	*****

G.	Contractor shall provide Material Test Reports (MTR) for all services in Line Class Specification AF1. Contractor shall also provide Certification of Compliance (COC) for all services in Line Class Specifications NA1 and NA4.

H.	Contractor shall weld piping per 662574.250.85002 Welding-Piping, Shop/Field Fabrication Specification. Non-Destructive Examination (NDE) requirements shall be as follows:
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project
1.	The first ten welds of each welder shall pass radiographic examination with acceptance criteria per ASME B31.3 for normal service.

2.	After each welder has passed this test, 5% of subsequent welds shall be examined via radiograph with acceptance criteria per ASME B31.3 for normal service. The rest of the welds shall be visually examined with acceptance criteria per ASME B31.3 for normal service.
I.	Contractor shall perform pressure tests on all piping per 662574.250.50050 Piping Pressure Testing Specification and the table below. All SM piping services are considered ASME B31.3 normal service.

J.	Vacuum tests on the piping in PV, EV, P, F, T, and TCR services will be performed by others at ACP.

		DESIGN	TEST
SERVICE	TYPE TEST	PRESSURE (DP)	PRESSURE
PV	Hydrostatic or Pneumatic	65 PSIG	1.5 x DP (Hydro) 1.1 x DP (Pneu)

EV	Hydrostatic or Pneumatic	65 PSIG	1.5 x DP (Hydro) 1.1 x DP (Pneu)

P	Hydrostatic or Pneumatic	65 PSIG	1.5 x DP (Hydro) 1.1 x DP (Pneu)

F	Hydrostatic or Pneumatic	65 PSIG	1.5 x DP (Hydro) 1.1 x DP (Pneu)

T	Hydrostatic or Pneumatic	65 PSIG	1.5 x DP (Hydro) 1.1 x DP (Pneu)

TCR	Hydrostatic or Pneumatic	65 PSIG	1.5 x DP (Hydro) 1.1 x DP (Pneu)

YA	Hydrostatic or Pneumatic	150 PSIG	1.5 x DP (Hydro) 1.1 x DP (Pneu)

MCWS	Hydrostatic or Pneumatic	150 PSIG	1.5 x DP (Hydro) 1.1 x DP (Pneu)

MCWR	Hydrostatic or Pneumatic	150 PSIG	1.5 x DP (Hydro) 1.1 x DP (Pneu)
K.	Contractor shall perform internal cleaning of the YA, MCWR and MCWS piping per 662574.250.50028 Internal Cleaning of Utility Piping Systems Specification. After cleaning, Contractor shall seal piping to insure interior
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project
is not contaminated during assembly and shipping per specification 662574.250.50028.

L.	Contractor shall perform internal cleaning of the Line Class Specification AF1 piping, including the fabricated flex hose assemblies, per 662574.250.50028A. Internal Cleaning of Process Piping Systems Specification. After cleaning, Contractor shall seal openings to insure interior is not contaminated during subsequent fabrication, assembly, or shipping.

M.	Contractor shall provide caps or plugs fitted at the ends of the pipes and sealed air tight to prevent contamination after the pipe system has been cleaned. Plastic flange covers sealed to the flanges shall be used for open flange connections. Protective caps, plugs, and flanges shall be installed such that when the assembly is moved, shipped and reassembled the protection component will not dislodge and allow the inside of the pipes to be contaminated. If tape is used, the tape shall be made of materials that will not contaminate or damage the pipe surfaces. Pipes do not have to be pressurized with air or Nitrogen after sealing.

N.	Contractor shall clean and paint the exterior of the MCWR and MCWS piping per 662574.220.09870 Painting Specification. Stainless steel pipe will not be painted.

O.	Contractor shall tag piping manifolds and 1” connector pieces per 662574.250.50035 Pipe Markers and Valve Tags for Commodity and Safety ID Specification. Piping that requires Commodity Markers are identified on the Piping Plans, Elevations and Details.

P.	Contractor shall install thermowells per the drawings:
1.	Manufacturer: Rosemount

2.	Model Number: 0091-E-25-W50-T000-P

3.	Description: 304L SS, 2.5” insertion length, welded style with 1/2”-14 threads.
3.2.4	MACHINE ISOLATION VALVE SETS (MIV’s)
A.	Each MIV will be a group of manual and automated valves wired, piped and mounted to a common support frame included with the valves.
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project
B.	MIV’s will be shipped directly to the SM Contractor in an assembled, cleaned, and tested condition ready for installation. Contractor shall receive and inspect each MIV for shipping damage and provide a receiving/inspection report. Contractor shall store MIV’s in an area that meets the cleanliness control requirements.

C.	To install each MIV, Contractor shall safely transport it from storage to the approximate installation position, remove the protective covering, visually inspect the valves for damage, remove any internal blocking, remove port closures, visually inspect the valve internal passages for contamination, replace outlet port closures, and bolt the MIV support frame to the SM structure using the MIV supplier’s recommended bolt-up and torque procedures.

D.	*****

E.	*****

F.	Contractor shall not actuate any of the MIV valves.

G.	Contractor shall not subject the valves to pipe cleaning operations or pipe pressure tests.
3.2.5	ELECTRICAL FABRICATION
A.	Electrical equipment and fabrication shall conform to all specifications listed in the Contract and to all codes and standards referenced in the specifications. Contractor shall install all electrical equipment, materials, lighting, wiring, cable tray and grounding required for each SM per Company’s specifications and drawings.

B.	Contractor shall install the following equipment and materials on each SM:
1.	Cable trays.

2.	Lighting fixtures for emergency service wired to junction boxes.

3.	120V convenience receptacles wired to junction boxes.
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project
4.	120V VAC power terminal boxes with power distribution blocks.

5.	480 VAC power terminal boxes with power distribution blocks.
C.	Ambient temperature for electrical design purposes is 40 degrees C.

D.	Conduit shall be galvanized Intermediate Metal Conduit minimum size 1/2 inch.

E.	Contractor shall install lighting and receptacles per Company’s drawings, the following two details, and the following descriptions:
1.	Install five (5) fluorescent lighting fixtures per SM, 277V, single phase. Provide a minimum of two lighting circuits; one normal and one emergency. The normal circuit shall be wired through the fixtures.

2.	Install junction boxes for a 277V lighting circuit which will originate from Company’s panelboards.

3.	Install Lithonia UNS 1 96HO 277 ES lighting fixtures, 277V, with one F96T12HO lamp with a shatter proof plastic sleeve.
F.	Contractor shall install four 120V, 20A, 3 pole specification grade receptacles per SM wired to junction boxes per “Electrical Detail 2”.

G.	Contractor shall install NEMA 12, galvanized steel, 12”x 20”x 6” power terminal boxes with back panels:
1.	*****

2.	*****
H.	Contractor shall install the following conduits for power distribution:
1.	Twenty 3/4 inch conduits from the twenty POC’s to four power terminal boxes, each with three single copper conductor #12AWG and three single copper conductors #12AWG.
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project
2.	Twenty 1/2 inch conduits from four power terminal boxes to twenty 480 volt, four pole, 16 amp rotary switches adjacent to the twenty POC’s, each with three single copper conductors #12AWG..
I.	Contractor shall install mounting and support hardware for electrical equipment, materials, and devices per the drawings and in accordance with the NEC.
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project
3.2.6	CONTROL SYSTEM FABRICATION
A.	The control systems hardware for SMs of a single Cascade is defined in the following tables. All non-consumable materials required for fabrication will be provided to the Contractor by the Company.
*****
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project
*****
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project
*****
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project
*****
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project
*****
B.	UF6 On/Off Valves (XV):

*****

C.	Back Pressure Control Valves (PV):

*****

D.	RTD Temperature Elements (TE):

The RTD Temperature Elements and matching thermowells will be provided by the Company and installed by the Contractor. The RTD’s will be supplied with a connector installed in the connection head for connection with a prefabricated cordset installed by the Contractor. The thermowells will be weld-in units to be welded in by the Contractor.

E.	Vacuum Transmitters (PT):

The Vacuum Transmitters will be provided by the Company, shipped to ACP and installed by others. A single vacuum transmitter will be provided to the Contractor for fit-up. The vacuum transmitters will be shipped directly to ACP to prevent damage during shipment. The vacuum
Contract Management

CONTRACT PART I — SCOPE OF WORK Contract No.: A1PH-40-K101
Client Name: USEC, Inc. Project Name: ACP Project
transmitters will be supplied with DeviceNet receptacles for connection with a prefabricated cordset installed by the Contractor.

F.	Vacuum Switches (PSH):

The Vacuum Switches will be provided by the Company, shipped to ACP and installed by others. A single vacuum switch in a protective enclosure will be provided to the Contractor for fit-up. The vacuum switches will have a protective enclosure because the switch unit has open style terminal block connections on the exterior of the switch housing. The protective enclosure will be approximately 10” Wide by 10” High by 8” Deep. The enclosure will be supplied with a connector in the side for connection with a prefabricated cordset installed by the Contractor. The Contractor will install mounting hardware on the SMs for mounting of the Vacuum Switch enclosures.

G.	Instrument Junction Boxes (IJB):

Instrument Junction Boxes (IJB’s) will be installed by the Contractor for each SM. The IJB’s will be the interface point for all I/O wiring on the SM. An “AC” Junction Box will be provided for 120VAC wiring. A “DC” Junction Box will be provided for 24VDC signal and control wiring.

H.	UPS Power Panels (UPP):

A UPS Power Panel (UPP) will be installed by the Contractor for each SM as an interface point for all UPS power for the SM. The UPP will provide UPS power to the Power Outlet Cabinets (POC’s) and to the Back Pressure Control Valve Actuators.

I.	*****

*****

J.	IROFS Safety Control Panels:

The IROFS Safety Control Panel will be provided by Company and installed off the SMs. IROFS (Items Relied On For Safety) circuit wiring routed through the SMs will be routed entirely in conduit.
Contract Management

CONTRACT PART I — SCOPE OF WORK
Contract No.: A1PH-40-K101
Client Name: USEC, Inc.
Project Name: ACP Project
K.	Power Outlet Cabinets (POC’s):

*****

L.	Remote HMI Data Jacks:

Each SM will have a data jack for connection of a remote DCS HMI. The Contractor shall install the Remote HMI Data Jacks and the raceway system along the SMs. The cabling will be installed by others at ACP.
3.2.7	FACTORY ACCEPTANCE TESTS

Contractor and Company shall conduct a Factory Acceptance Test (FAT) for each SM before shipping. Contractor and Company shall jointly develop the FAT procedure which shall include the following activities:
A.	Review technical documents:
1.	Material receiving/inspection reports (e.g., MIV’s, valves, piping, etc.).

2.	MTR’s and traceability for all structural steel.

3.	MTR’s for all process contact items (e.g., pipe, flanges, fittings, o-rings, etc.) provided by the Contractor.

4.	NDE (Non Destructive Examination) reports (e.g., Radiography, etc.) if NDE is required by specifications 662574.215.014523 and/or 662574.250.85002.

5.	Pressure test reports.
B.	Visually inspect welds.
Contract Management

CONTRACT PART I — SCOPE OF WORK
Contract No.: A1PH-40-K101
Client Name: USEC, Inc.
Project Name: ACP Project
C.	Check dimensions.

D.	Check cleanliness.

E.	Inspect painting and tagging.

F.	Check electrical equipment:
1.	Verify that conduit systems and cable trays are dimensionally correct and installed in the correct locations.

2.	Verify that nameplates are correct and installed as specified.

3.	Verify that conduits and fittings are tight and properly supported.

4.	Verify conductor terminations are tight and will not pull out.

5.	Verify that junction boxes and instrument/signal junction boxes are properly installed.

6.	Verify that lights and receptacles operate correctly.

7.	Perform insulation resistance tests for 120 volt wiring and 277 volt wiring systems per specification 662574.265.260126, “Acceptance Testing and Calibration of Electrical Distribution Equipment and Wiring”.

8.	Perform point to point check and circuit continuity tests for instrument and signal wiring.
G.	Check preparation for shipping (e.g., piping sealed, etc.).
3.2.8	PREPARATION FOR SHIPMENT

Contractor shall load and secure the SMs onto Company supplied trucks.
4.0	MATERIAL & PERMANENT EQUIPMENT FURNISHED BY COMPANY

Company will furnish or cause to be furnished to Contractor, without cost to Contractor, the material, permanent equipment, or permanent Work Site services set forth herein, for or in connection with, performance of the Work. Unless specifically set forth herein,
Contract Management

CONTRACT PART I — SCOPE OF WORK
Contract No.: A1PH-40-K101
Client Name: USEC, Inc.
Project Name: ACP Project
Contractor shall provide all other material, permanent equipment, or permanent Work Site services required for the Work.
4.1	Material and Permanent Equipment
4.1.1	Company will furnish to Contractor the items listed herein to be incorporated into or used in performance of Work under this Contract. At the time of acceptance of any such item from Company, Contractor shall sign a receipt therefore. Signing of such receipt without reservation therein shall preclude any subsequent claim by Contractor that any such items were received from Company in a damaged condition and/or with shortages. Such items are more particularly identified in Attachment M — Material Responsibility Matrix.

4.1.2	Contractor shall accept delivery thereof, load, unload, transport to points of use (warehouse to fabrication facility), and care for all items furnished by Company. Contractor shall return any unused items that are remaining after Contractor has completed the Work to Company within Thirty (30) days after date of completion.

4.1.3	Apart from the items specifically described as being Company furnished, Contractor shall supply all other materials and equipment required by and in accordance with the Contract, including, but not limited to, all materials generally described as “consumable” (e.g. weld rods, shims, packers, gases for welding and other use).
5.0	FABRICATION FACILITIES AND UTILITIES

RESERVED

6.0	PERFORMANCE SCHEDULE AND SEQUENCE OF WORK
6.1	Contractor shall commence performance of the Work and shall complete the Work in accordance with the dates set forth in Article 5.0 of the Contract Signature Document.

6.2	Specific milestones, interfaces and other schedule related bases of this Contract are as follows:

Letter of Intent to Secure Fabrication Facility	December 1, 2007
Start Fabrication Facility Set Up	December 1, 2007
Complete Fabrication Facility Set Up	March 2008
Start of Fluor Issued Material Deliveries	March 2008
First 6 Service Modules Fabrication Completed	July 14, 2008
First 36 Service Modules Fabrication Completed	Sept 8, 2008
Contract Management

CONTRACT PART I — SCOPE OF WORK
Contract No.: A1PH-40-K101
Client Name: USEC, Inc.
Project Name: ACP Project
6.3	General scheduling, reporting and coordination requirements shall be described in Part III, General Terms and more specifically in Attachment E — Scheduling and Reporting.
6.3.1	Contractor shall submit the detailed schedule required in Part III, General Terms within thirty (30) calendar days of award of this Contract.

6.3.2	Specific scheduling and coordination requirements may include, but not necessarily be limited to the following:
A.	Engineering deliverables by discipline

B.	Mobilization time for manpower and equipment

C.	Material deliveries to Work Site

D.	Shop fabrication

E.	Incremental completion dates of major components

F.	Start and completion of different segments of Work (early and late starts)

G.	Any qualifying conditions of Company or Owner

H.	Other as necessary
7.0	REPORTING REQUIREMENTS AND COORDINATION MEETINGS

Contractor shall promptly submit the schedules and reports set forth in this Contract and in addition, any other reports as requested by Company, pursuant to the Article entitled “Scheduling, Reporting and Coordination” set forth in Part III — General Terms, and Attachment E “Scheduling and Reporting”.
7.1.	Monthly Progress Meetings
7.1.1	At the monthly progress meeting, Contractor shall submit a written report showing actual manhours expended versus planned and scheduled progress versus actual progress, giving details of Work completed in
Contract Management

CONTRACT PART I — SCOPE OF WORK
Contract No.: A1PH-40-K101
Client Name: USEC, Inc.
Project Name: ACP Project
relation to the approved schedule, together with a one month “look ahead” which provides details of how the Work will be completed.

7.1.2	The person or persons designated by Contractor to attend the meetings shall have all the required authority to make decisions and commit Contractor to solutions agreed upon during any meetings
7.2	Other Meetings

Contractor participation in certain additional activities shall also be required. These activities shall include, but not be limited to:
7.2.1	Security Indoctrination and orientation of all Contractor’s employees prior to commencing Work at the Work Site. (This includes the entire labor force and all new hires).
8.0	DATA REQUIREMENTS
8.1.	Company will issue specifications, drawings and other documents as set forth in Attachment A, Administrative Procedure.

8.2.	Contractor shall submit data to the Company in accordance with Attachment N— Contractor Drawing and Data Commitment Form.

8.3.	Contractor shall provide one Final Documentation Package (FDP) for each of the six different SMs. Each FDP shall include:
8.3.1	Contractor’s as-built shop drawings for pipe, electrical, and control fabrication.

8.3.2	Material Test Reports (MTRs) for all materials (e.g., pipe, fittings, gaskets, etc.) that contact the process fluids. MTRs for materials supplied to the Contractor by the Company will be supplied with the materials.

8.3.3	Contractor’s weld procedures, welder qualifications, weld logs, and weld maps for piping that contact the process fluids.

8.3.4	Serial numbers and installed location of each MIV for each SM.

8.3.5	Contractor’s AF1 pipe cleaning certificates.

8.3.6	Contractor’s NDE and hydrostatic test reports.
Contract Management

CONTRACT PART I — SCOPE OF WORK
Contract No.: A1PH-40-K101
Client Name: USEC, Inc.
Project Name: ACP Project
8.3.7	Contractor’s inspection and test reports for each SM.

8.3.8	Notice of Completion for each SM
9.0	SAFETY AND SECURITY
9.1	Contractor shall perform the Work in a safe manner and keep the Work Site in a clean condition.

9.2	Contractor shall perform the work in a secure manner in accordance with Specifications and Attachments.
10.0	QUALITY PLAN REQUIREMENTS
10.1	Contractor’s Quality System Requirements
10.1.1	Contractor shall operate a quality management system which meets the requirements of the applicable international quality system standard appropriate to the contracted scope of work throughout the duration of this Contract.

10.1.2	Contractor acknowledges full compliance unless Contractor submits details of any proposed alternative quality systems standard at the bid stage or identifies areas of non-compliance with any part of the quality standard selected, and such proposed alternate or areas of non-compliance are accepted and included in this Contract.

10.1.3	Company reserves the right to evaluate and audit the implementation of the quality system with the agreement and participation of Contractor. Company reserves the right to request Contractor to provide formal records or certificates for any activity associated with Contractor’s quality system.

10.1.4	All documentation shall be in the original source state or a true copy of the original. Copies shall be of reproducible quality or considered unacceptable. Data transposition from the original is not acceptable.

10.1.5	All documentation shall uniquely identify the following on each sheet:
a.	The Contract Number, including contract number

b.	Tag number or Item Code.

c.	Item number.
Contract Management

CONTRACT PART I — SCOPE OF WORK
Contract No.: A1PH-40-K101
Client Name: USEC, Inc.
Project Name: ACP Project
10.2	Company Surveillance Standard Clause

Material and Equipment on this Contract is subject to surveillance in accordance Part III — Terms and Conditions. Contractor shall not ship the goods under this Contract without Company’s surveillance or a written waiver thereof.

10.3	Quality Plan Requirements
10.3.1	Contractor shall submit a Quality Plan, refer to the “SAMPLE” Supplier Quality Plan, specifically developed to the requirements of this Contract within 21 days of Contract award. This plan shall integrate the practices and procedures contained in the Contractor’s Quality Control Manual/System with the Contract requirements. The detailed Quality Plan shall include, as a minimum, the following:
a.	Number, item descriptions, etc.

b.	An effective date and/or revision number.

c.	A complete listing of Quality Control activities to be performed including, but not limited to types of inspection, factory tests, control of welding processes, nondestructive examination, and Contractor witness and hold points.

d.	Provisions for Company, Owner, and/or their representative witness and hold points. Refer to the Quality and Certification Requirements.

e.	A listing of major fabricated or subcontracted items or services.

f.	The quality attributes listed below, if not identified in the Contractor’s Quality Plan, must be addressed in the Contractor’s Quality Manual/System (i.e., procedures/instructions, drawings, etc.).

g.	Specific references to technical specification requirements and applicable codes and standards referenced in the specifications and other data included in this Contract.
Contract Management

CONTRACT PART I — SCOPE OF WORK
Contract No.: A1PH-40-K101
Client Name: USEC, Inc.
Project Name: ACP Project
h.	Acceptance and rejection criteria to be used for inspection and tests.

i.	The types of documents that will be used to record inspection and test results.

j.	Sub-supplier/subcontractor responsibilities, including the level of source and receipt inspection to be performed for major sub-ordered items and subcontracted services.
10.3.2	A Quality Alignment meeting with Company and Contractor may be held at the Contractor’s manufacturing facility prior to start of fabrication. The purpose of the meeting will be to review the Quality Plan, quality requirements, Contract requirements and referenced documents.
END OF PART I — SCOPE OF WORK
Contract Management

CONTRACT PART II — COMMERCIAL TERMS COST PLUS FIRM FIXED FEE
Contract No..: A1PH-40-K101
Client Name: USEC, Inc.
Project Name: ACP Project
Project Location: Piketon, OH
TABLE OF CONTENTS

ARTICLE	DESCRIPTION

1.0	CONTRACT PRICE

2.0	PRICING BASIS

3.0	PRICING FOR CHANGES

4.0	TAXES

5.0	PAYMENT TERMS

6.0	DETERMINATION OF UNITS

7.0	INVOICING INSTRUCTIONS

8.0	LIMITATION OF COSTS

COMMERCIAL SCHEDULES

SCHEDULE A ESTIMATED PRICING
Contract Management

Client Name: USEC, Inc. Project Name: ACP Project Project Location: Piketon, OH	CONTRACT PART II — COMMERCIAL TERMS COST PLUS FIRM FIXED FEE Contract No..: A1PH-40-K101
1.0	CONTRACT PRICE

Full compensation to Contractor for full and complete performance by Contractor of all the Work, compliance with all terms and conditions of this Contract, and for Contractor’s payment of all obligations incurred in, or applicable to, performance of the Work shall be the provisional, not-to-exceed, Contract Price of Ninety-Two Million Thirty Thousand Nine Hundred and Seventy Dollars ($92,030,970). This Contract Price is the sum of the following costs and mark-ups. The estimated value of the contract is as set forth in Schedule A.
1.1	Indirect Costs

Until final annual indirect cost rates are established for any period, Company shall reimburse the Contractor at billing rates established by Contractor in accordance with the Contractor’s published Cost Accounting Disclosure Statement, subject to adjustment when the final rates are established for purposes of obtaining reimbursement under Contractor’s Government contracts. These billing rates:
1.1.1	Shall be the anticipated final rates;

1.1.2	May be prospectively or retroactively revised by mutual agreement, at either party’s request, to prevent substantial overpayment or underpayment.
1.2	Direct Labor and Material Costs
1.2.1	Compensation to Contractor for direct fabrication labor shall be in accordance with the actual rates incurred plus a mark-up, for all overhead expenses in accordance with the Cost Accounting Disclosure Statement.

1.2.2	All actual costs to Contractor for materials supplied by Contractor for incorporation into the Work shall be at actual invoiced cost to Contractor (exclusive of tax), including transportation to Fabrication Facility, as substantiated by invoices certified paid or by such documentation as may be required by Company, plus a mark-up, for all overhead expenses in accordance with the Cost Accounting Disclosure Statement.

1.2.3	Company reserves the right to provide, at no cost to Contractor, materials, equipment, services, supplies or incidentals required to perform the Work. All refunds, trade discounts, rebates on materials, supplies and services, and all monies obtained from the disposal of surplus materials or supplies shall accrue to Company.
Contract Management

Client Name: USEC, Inc. Project Name: ACP Project Project Location: Piketon, OH	CONTRACT PART II — COMMERCIAL TERMS COST PLUS FIRM FIXED FEE Contract No..: A1PH-40-K101
1.3	Equipment Costs

All costs of Contractor for equipment which is rented from third parties must be approved by Company in writing prior to rental and shall be at actual cost to Contractor, including transportation to Fabrication Facility, as substantiated by invoices certified paid or by such documentation as may be required by Company, plus a mark-up, for all overhead expenses in accordance with the Cost Accounting Disclosure Statement.

1.4	Subcontracts

All subcontracts and services provided by others for performance of the Work, which have not been objected to by Company, as to price and terms in advance, shall be at actual cost to Contractor of such subcontracts or services provided by others, plus a mark-up, for all profit and overhead expense in accordance with the Cost Accounting Disclosure Statement.

1.5	Fixed Fee
1.5.1	Company shall pay the Contractor for performing this contract a firm fixed fee of $***** and is based Contractor’s estimate (Schedule A — Production Costs) and may only be modified in writing by Company. In accordance with Part II — Article 3.0 and Part III — Section 15.0, Contractor may request additional fee for scope of work changes (additions and deletions) which is subject to written approval by Company.

1.5.2	Payment of the fixed fee shall be made as specified above; provided that after payment of 85 percent of the fixed fee, Company may withhold further payment of fee until a reserve is set aside in an amount that Company considers necessary to protect Company’s interest. This reserve shall not exceed 15 percent of the total fixed fee or $100,000, whichever is less. Company shall release 90 percent of all fee withholds under this contract after physical completion of this contract, provided the Contractor has satisfied all other contract terms and conditions.
1.6	Time Reports

For all Work performed on a cost plus basis under this Contract, Contractor shall submit time reports for approval by Company following performance of the Work. An approved copy of said time reports, which shall detail all hours worked, must be submitted in support of Contractor’s monthly billing.

1.7	Reimbursing Costs
1.7.1	For the purpose of reimbursing allowable costs, the term “costs” includes only—
Contract Management

Client Name: USEC, Inc. Project Name: ACP Project Project Location: Piketon, OH	CONTRACT PART II — COMMERCIAL TERMS COST PLUS FIRM FIXED FEE Contract No..: A1PH-40-K101
a.	Those recorded costs that, at the time of the request for reimbursement, the Contractor has paid by cash, check, or other form of actual payment for items or services purchased directly for the contract;

b.	When the Contractor is not delinquent in paying costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for —
1.	Direct labor;

2.	Direct travel;

3.	Other direct in-house costs; and

4.	Properly allocable and allowable indirect costs, as shown in the records maintained by the Contractor for purposes of obtaining reimbursement under Contractor’s Government contracts; and
b.	The amount of financing payments that have been paid by cash, check, or other forms of payment to subcontractors.
1.7.2	Allowable indirect costs under this contract shall be obtained by applying indirect cost rates established by Contractor in accordance with the Contractor’s published Cost Accounting Disclosure Statement.

1.7.3	Any statements in specifications or other documents incorporated in this contract by reference designating performance of services or furnishing of materials at the Contractor’s expense or at no cost to Company shall be disregarded for purposes of cost-reimbursement under this clause.
Contract Management

Client Name: USEC, Inc. Project Name: ACP Project Project Location: Piketon, OH	CONTRACT PART II — COMMERCIAL TERMS COST PLUS FIRM FIXED FEE Contract No..: A1PH-40-K101
2.0	PRICING BASIS
2.1	All rates and prices set forth herein include all Contractor’s costs, expenses, overhead and profit for complete performance of the Work. All rates and prices are to be revisited on an annual basis.

2.2	All rates and prices set forth herein shall include, but shall not be limited to all taxes, duties, fees, and insurance.

2.3	All rates and prices utilized as part of this Contract shall be expressed in U.S. Dollars and such pricing shall not be subject to change in the event of fluctuation in the rate of exchange of any other currency against the U.S. Dollar.

2.4	The all-in rates and all rates and prices set forth herein shall include all costs associated with, and relative to, performing Work in accordance with and working in accordance with all applicable local, state and federal safety regulations, as well as Owner’s and Company’s safety, security and fire regulations.

2.5	The all-in rates and all prices shall apply regardless of when the Work is performed, be it day or night or a holiday, unless Company accepts in writing, prior to performance, that Work performed outside of normal working hours is subject to additional compensation to Contractor.

2.6	The Contract Price, pricing for changes, and all other prices and rates set forth herein shall include receipt, offloading, storage and subsequent handling of materials to be installed under the Contract, and the loading, transport and disposal of surplus materials.
3.0	PRICING FOR CHANGES
3.1	Company may request, and Contractor shall provide, proposals for scope of work changes (additions and deletions) which are priced, at Company’s option, by one or a combination of the following methods:
3.1.1	Negotiated lump sums based upon a mutually agreed scope of work.

3.1.2	On a time and material basis.

3.1.3	On a Cost-Reimbursable plus Firm Fixed Fee basis

4.0	TAXES
4.1	Except as otherwise set forth in Sections 4.4 and 4.5 below, Contract Price, pricing for changes, and all other prices and rates set forth herein, includes all taxes, duties, fees and other assessments of whatever nature imposed by
Contract Management

Client Name: USEC, Inc. Project Name: ACP Project Project Location: Piketon, OH	CONTRACT PART II — COMMERCIAL TERMS COST PLUS FIRM FIXED FEE Contract No..: A1PH-40-K101
governmental authorities and applicable to the performance of the Work and this Contract. Contractor shall not be reimbursed for personal property taxes on fabrication equipment and other property owned by Contractor, and taxes on net income of Contractor.

4.2	Contractor shall pay promptly when due, all such taxes, duties fees and other assessments set forth in Section 4.1.

4.3	Contractor shall be responsible for maintaining and furnishing the necessary records and documentation required by government authorities and Company to apply for and obtain tax and duty refunds.

4.4	Special Tax Provisions
4.4.1	Contractor and Subcontractor(s) are responsible for the payment of their own Taxes, and except for certain Sales Taxes, Company shall not pay Contractor or the Subcontractor(s) additional compensation for Taxes.

4.4.2	Contractor will work with Company to identify those Work items that will constitute, upon completion, real property and tangible personal property for Sales Tax purposes. Company and Contractor will determine the appropriate Sales Tax treatment of such Work items and ensure that accurate accounting is undertaken to support tax compliance.

Unless otherwise provided elsewhere in this Agreement, Contractor and Subcontractor(s) will be treated as the ultimate consumer of all material incorporated into real property prior to Company receiving title or possession of such material as Work items. As ultimate consumers, Contractor and Subcontractor(s) are the taxpayers liable for paying Sales Tax on such material. This does not prohibit Contractor or Subcontractor(s) from seeking reimbursement of Sales Taxes paid on materials incorporated into real property which becomes part of Work items as provided in this Section.

4.4.3	For purposes of facilitating the administration of the foregoing, Contractor and Subcontractor(s) shall work with Company to separate charges in a reasonable fashion between real property and tangible personal property.

4.4.4	Contractor and Subcontractor(s) shall take any steps reasonably requested by the Company to lawfully minimize the Company’s liability for taxes.
4.5	Owner has determined that the project is exempt from state sales tax pursuant to the provisions of Ohio state regulations and sales and use tax regulation. A
Contract Management

Client Name: USEC, Inc. Project Name: ACP Project Project Location: Piketon, OH	CONTRACT PART II — COMMERCIAL TERMS COST PLUS FIRM FIXED FEE Contract No..: A1PH-40-K101
4.6	certificate of exemption will be issued to Contractor by Company, which shall serve as Contractor’s authorization for excluding payment of state sales tax on all permanent materials.

4.7	Company is required to obtain correct taxpayer identification numbers from all non-corporate payees who receive payment for services, rents, royalties or interest that would be subject to IRS Form 1099 reporting. Thirty-one percent (31%) back-up tax withholding will be imposed on all Form 1099 reportable payments made to Contractor, if Contractor fails to provide a correct taxpayer identification number.

Taxpayer I.D. No. 52-2195609
5.0	PAYMENT TERMS
5.1	The Contract Price shall be payable in monthly progress payments, payable thirty (30) calendar days after receipt by Company of a proper invoice. Each progress payment shall be for one hundred percent (100%) of the earned value of Work completed by Contractor and the fixed fee up to 85% of the total fixed fee, as determined by Contractor in accordance with the terms of this Contract and approved by Company, as of the mutually agreed cut-off date.

5.2	In order for Contractor to be eligible to receive any progress payments, Contractor is required to transmit to Company all applicable Contract documents. Failure to submit these Contract documents in accordance with the instructions set forth herein will delay any and all approved progress payments until these requirements are met. The following is a non-exclusive listing of applicable Contract documents and the condition in which they must be provided to Company in order to be acceptable:
5.2.1	Contract Agreement — fully and correctly executed in accordance with the instructions set forth in the cover letter transmitted therewith, with no physical modifications made to any part of the Contract.

5.2.2	Evidence of Insurance — certificate(s) of insurance submitted on the proper forms, from acceptable underwriters, addressed to Company, and evidencing the minimum coverage limits required by the Contract are in effect.

5.2.3	Contract Schedule — a detailed schedule as described in the Article entitled SCHEDULING, REPORTING AND COORDINATION, set forth in CONTRACT PART III GENERAL TERMS AND CONDITIONS and as further described in the Scheduling and Reporting Attachment to this Contract.

5.2.4	Partial/Final Payment Release Certificates — submitted on proper notarized forms satisfactory to Company and which evidence that
Contract Management

Client Name: USEC, Inc. Project Name: ACP Project Project Location: Piketon, OH	CONTRACT PART II — COMMERCIAL TERMS COST PLUS FIRM FIXED FEE Contract No..: A1PH-40-K101
Contractor has paid in full for all labor or materials furnished, all equipment used, and all subcontractors employed during the time period covered by the invoice.
5.3	The final and/or retention invoice shall be submitted for final payment after completion and acceptance of Work by Company and compliance by Contractor with all terms of this Contract. This invoice shall contain a complete itemized listing of progress and additional work invoices by number, date, gross amount, retention amount, and the total amount of sums retained and due. Unless otherwise required by applicable law, final payment shall not be made less than forty-five (45) calendar days after completion and acceptance of all work and in any event shall not be sooner than forty-five (45) calendar days after receipt of a proper invoice and supporting documents to Company. Final payment shall not relieve Contractor of any obligation under Contract guarantees. This final invoice may not be presented for payment until Contractor has complied with the requirements of the Article entitled FINAL PAYMENT CERTIFICATION AND RELEASE, set forth in CONTRACT PART III GENERAL TERMS — STANDARD.

5.4	Contractor shall prepare all invoices in a form satisfactory to and approved by Company. In the event an invoice is submitted, in accordance with Contract terms, for Work accomplished on a reimbursable or unit price/unit rate basis, it shall be accompanied by documentation supporting each element of measurement and/or cost. Any invoice submitted, which fails to comply with the terms of this Contract, including the requirements of form and documentation, may be returned to Contractor. Any costs associated with the resubmission of a proper invoice shall be to Contractor’s account.

5.5	At Company’s request, Contractor shall furnish evidence, satisfactory to Company, that all labor and materials furnished and equipment used during the period covered by an invoice have been paid for in full and that the Work is not subject to liens or claims on account thereof. Company may withhold payment of invoices until Contractor furnishes such evidence.
6.0	DETERMINATION OF UNITS

All units of Work performed for the Contract Price set forth in Article 1.0 entitled CONTRACT PRICE and Article 3.0 entitled PRICING FOR CHANGES of this PART II COMMERCIAL TERMS, shall be determined and documented in accordance with the provisions set forth in the article entitled DOCUMENTATION AND RIGHT OF AUDIT of CONTRACT PART III GENERAL TERMS AND CONDITIONS.

7.0	INVOICING INSTRUCTIONS
7.1	Contractor shall submit consecutively numbered invoices, with the Contract
Contract Management

Client Name: USEC, Inc. Project Name: ACP Project Project Location: Piketon, OH	CONTRACT PART II — COMMERCIAL TERMS COST PLUS FIRM FIXED FEE Contract No..: A1PH-40-K101
number clearly displayed at the top of each page. Each invoice shall consist of one (1) original document and two (2) copies, complete with all supporting documentation.

7.2	The invoices shall be addressed to Company in its name and address as set forth in the Contract Signature Document.

7.3	Company will advise Contractor of the cut-off date for monthly progress invoices and Contractor shall submit its invoices within five (5) calendar days after such cut-off date. Invoices submitted later than five (5) calendar days after the cut-off date may be paid an additional thirty (30) calendar days later than the payment terms set forth in this Contract.

7.4	Contractor’s invoices shall be accompanied by a progress payment certificate, in a format prescribed by Company.

7.5	Contractor’s invoices shall indicate the time period during which the Work was performed and for which the invoice is submitted.

7.6	Company will not be obligated to pay for invoice items not fully supported by approved progress measurements and any other such documentation, as may be required. Company reserves the right to make partial or provisional payment on an invoice in dispute, pending audit and reconciliation of the total charge.

7.7	Contractor shall comply with the requirements of this Contract to furnish the reports and deliverables in a timely manner and in a format satisfactory to Company. If Contractor does not submit the reports or deliverables on schedule, in the time frame stipulated in the Contract, or as requested from time to time by Company, Company may, at its discretion, withhold an amount from Contractor’s monthly progress payments. The amount withheld shall continue to be withheld until Contractor submits the reports or deliverables to Company’s satisfaction.

7.8	Invoices for the labor, equipment and materials portions of the work shall be submitted in accordance with the following:
7.8.1	Charges for labor shall be accompanied by Company approved time reports listing workers’ names, classification, and straight time and overtime hours.

7.8.2	Charges for Contractor rented equipment shall be accompanied by Company approved time reports listing the equipment type, number, size and hours along with a copy of Contractor’s rental agreement and invoice from the supplier. The applicable markup as set forth in the Section entitled Equipment Costs of this PART II COMMERCIAL
Contract Management

Client Name: USEC, Inc. Project Name: ACP Project Project Location: Piketon, OH	CONTRACT PART II — COMMERCIAL TERMS COST PLUS FIRM FIXED FEE Contract No..: A1PH-40-K101
TERMS shall be shown separately.
7.8.3	Charges for materials shall be accompanied by Company signed receiving documentation, a copy of Contractor’s purchase order and invoice from the supplier.
a.	For materials purchased on an emergency or small quantity basis not exceeding $1,000.00 USD, Contractor may submit an itemized supplier invoice in lieu of a purchase order, subject to approval by Company.

b.	For materials drawn from Contractor’s stock, Contractor shall obtain approval from Company regarding the price and discounts. In no instance shall the price of Contractor’s material drawn from Contractor’s stock exceed the prevailing price that Company could obtain for comparable quantities and types of material from commercial suppliers.
7.8.4	Contractor shall certify on each invoice that all Work covered by the invoice is complete and that the invoice is correct, authentic and the only one issued for the Work described therein.
8.0	LIMITATION OF COST
8.1	The parties estimate that performance of this contract will not cost Company or Owner more than the estimated cost specified in Schedule A. The Contractor agrees to use its best efforts to perform the work specified in the Schedule and all obligations under this contract within the estimated cost.

8.2	The Contractor shall notify Company in writing whenever it has reason to believe that —
8.2.3	The costs the contractor expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the estimated cost specified in the Schedule; or

8.2.4	The total cost for the performance of this contract will be either greater or substantially less than had been previously estimated.
8.3	As part of the notification, the Contractor shall provide the Company a revised estimate of the total cost of performing this contract.

8.4	Except as required by other provisions of this contract, specifically citing and stated to be an exception to this clause —
Contract Management

Client Name: USEC, Inc. Project Name: ACP Project Project Location: Piketon, OH	CONTRACT PART II — COMMERCIAL TERMS COST PLUS FIRM FIXED FEE Contract No..: A1PH-40-K101
8.4.1	Company is not obligated to reimburse the Contractor for costs incurred in excess of the estimated cost specified in the Schedule A.

8.4.2	The Contractor is not obligated to continue performance under this contract (including actions under the Termination clause(s) of this contract) or otherwise incur costs in excess of the estimated cost specified in Schedule A, until Company notifies the Contractor in writing that the estimated cost has been increased and provides a revised estimated total cost of performing this contract.
8.5	No notice, communication, or representation in any form other than that specified in above, or from any person other than the Company Procurement and Contracts Office, shall affect this contract’s estimated cost to Company. In the absence of the specified notice, Company is not obligated to reimburse the Contractor for any costs in excess of the estimated cost, whether those excess costs were incurred during the course of the contract or as a result of termination.

8.6	If the estimated cost specified in the Schedule is increased, any costs the Contractor incurs before the increase that are in excess of the previously estimated cost shall be allowable to the same extent as if incurred afterward, unless Company issues a termination or other notice directing that the increase is solely to cover termination or other specified expenses.

8.7	Contract Modifications shall not be considered an authorization to exceed the estimated cost to Company specified in the Schedule, unless they contain a statement increasing the estimated cost.

8.8	If this contract is terminated or the estimated cost is not increased, Company and the Contractor shall negotiate an equitable distribution of all property produced or purchased under the contract, based upon the share of costs incurred by each.
Contract Management

Client Name: USEC, Inc. Project Name: ACP Project Project Location: Piketon, OH	CONTRACT PART II — COMMERCIAL TERMS COST PLUS FIRM FIXED FEE Contract No..: A1PH-40-K101
SCHEDULE A
Production Costs
This section includes an estimate reflecting hours and total price by Contractor’s Labor Category, Other Direct Costs, and travel to produce the Work. The Contractor job classifications used within this Contract are reflected in the following table and are in compliance with Contractor’s Cost Accounting Disclosure Statement. This amount also includes production material, described and set forth in Attachment M — Material Responsibility Matrix.
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Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
1.0	GUARANTEE

INSPECTION OF WORK —COST-REIMBURSEMENT
1.1	The Contractor shall provide and maintain an inspection system acceptable to Company covering the supplies, fabricating methods, and special tooling under this contract. Complete records of all inspection work performed by the Contractor shall be maintained and made available to Company during contract performance and for as long afterwards as the contract requires.

1.2	Company has the right to inspect and test the Work to the extent practicable at all places and times, including the period of manufacture, and in any event before acceptance. Company may also inspect the plant or plants of the Contractor or any subcontractor engaged in the contract performance. Company shall perform inspections and tests in a manner that will not unduly delay the Work.

1.3	If Company performs inspection or test on the premises of the Contractor or a subcontractor, the Contractor shall furnish and shall require subcontractors to furnish all reasonable facilities and assistance for the safe and convenient performance of these duties.

1.4	Unless otherwise specified in the contract, Company shall accept Work as promptly as practicable after delivery, and Work shall be deemed accepted 60 days after delivery, unless accepted earlier.

1.5	At any time during contract performance, but no later than 12 months (or such other time as may be specified in the contract) after acceptance of the Work to be delivered under the contract, Company may require the Contractor to replace or correct any Work that is nonconforming at time of delivery. Work is nonconforming when it is defective in material or workmanship or is otherwise not in conformity with contract requirements. Except as otherwise provided in paragraph 1.7 below, the cost of replacement or correction shall be included in allowable cost, determined as described in PART II — COMMERCIAL TERMS, but no additional fee shall be paid. The Contractor shall not tender for acceptance Work required to be replaced or corrected without disclosing the former requirement for replacement or correction, and, when required, shall disclose the corrective action taken.

1.6	If the Contractor fails to proceed with reasonable promptness to perform required replacement or correction, Company may —
a.	By contract or otherwise, perform the replacement or correction make an equitable reduction in any fixed fee paid or payable under the contract;

b.	Require delivery of undelivered Work an equitable reduction in any fixed fee paid or payable under the contract; or

c.	Terminate the contract for default.
Failure to agree on the amount of increased cost to be charged to the Contractor or to the reduction in the fixed fee shall be a dispute.

1.7	Notwithstanding paragraphs above, Company may at any time require the Contractor to correct or replace, without cost to Company, nonconforming Work if the nonconformances are due to (1) fraud, lack of good faith, gross negligence or willful misconduct on the part of the Contractor’s managerial personnel or (2) the conduct of one or more of the Contractor’s employees selected or retained by the Contractor after any of the Contractor’s managerial personnel has reasonable
Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
grounds to believe that the employee is habitually careless or unqualified.

1.8	This clause applies in the same manner to correct or replace Work as to Work originally delivered.

1.9	The Contractor shall have no obligation or liability under this contract to replace Work that was nonconforming at the time of delivery, except as provided in this clause.
2.0	INSPECTION, TESTING, QUALITY, & non-conformance
2.1	Contractor shall inspect all materials, supplies and equipment which are to be incorporated in the Work. In addition, Contractor shall conduct a continuous program of quality control for all Work. Contractor’s quality control program and inspection procedures for the foregoing shall be submitted in writing to Company for review and approval, in sufficient detail to delineate those items to be inspected and the manner in which they are to be inspected, and shall adequately describe all quality control activities contemplated, including provision for adequate documentation of Contractor’s performance of such quality control and inspection.

2.2	Contractor shall, during the course of performance of the Work hereunder make or cause to be made all tests required by this Contract. Company or Owner may require additional inspections and tests. Contractor shall furnish Company with satisfactory documentation of the results of all inspections and tests. Company and Owner shall be given not less than five (5) working days notice of any tests to be made by Contractor or Contractor’s subcontractors in order that Company or Owner may witness any such tests. NOTE: THE CONTRACTOR SHALL NOT SHIP THE WORK DESCRIBED IN THIS CONTRACT WITHOUT EITHER COMPANY’S FINAL INSPECTION OR A WRITTEN WAIVER OF INSPECTION FROM COMPANY.

2.3	Company and Owner and their representatives, and others as may be required by applicable laws, ordinances and regulations, shall have the right at all reasonable times to inspect the Work and all material, supplies and equipment for the Work at the Fabrication and Storage Facility and its subcontractors’ shops for conformance with the Contract. Contractor shall provide, or cause to be provided access and sufficient, safe and proper facilities for such inspections. Neither the failure to make such inspection nor to discover defective workmanship, materials or equipment, nor approval of such Work, materials or equipment shall prejudice the rights of Company or Owner.

2.4	Rejection by Company or Owner of any or all parts of defective Work for failure to conform to this Contract shall be final and binding. Such rejected Work shall be promptly corrected or replaced by Contractor. If Contractor fails to commence and diligently continue correction or replacement of such rejected Work immediately after receipt of written notice from Company to correct or replace the rejected Work, Company or Owner may at its option remove and replace the rejected Work.

2.5	Quality Program

The Contractor shall maintain a quality program acceptable to Company and Owner in accordance with the quality requirements set forth in this Agreement (including the Drawings and Specifications or SOW) and perform all Work under this Agreement according to this program. The extent of the program is dependent upon the importance to safety, type, and use of the item or service being procured. Company and Owner shall have the right to inspect the Contractor’s Fabrication and Storage Facility to ensure compliance with this program. The Contractor shall provide access to the Company or Owner’s Representative, or his/her designated representative, at all reasonable times to work areas and to the Contractor’s records or Work performed under
Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
this Agreement (including access to all procurement documents). The Owner’s verification activities do not relieve the Contractor for the responsibility for verification of quality achievement.

The Contractor shall fabricate, clean, erect, package, ship, handle, store, test, inspect and accept all suppliers and services acquired for use under this Agreement according to any special instructions and requirements as identified in this Agreement (including the Drawings and Specifications and the SOW).

The Contractor shall evaluate its lower-tier suppliers that supply items or services covered by the requirements of this Section to ensure that the supplier has a Quality Program that is acceptable under this Section.

2.6	Nonconforming Materials/Work
2.6.1	All Contractor and Subcontractor(s) identified non-conformances shall be processed according to the Contractor’s Quality Program. However, all non-conformances with a proposed disposition of “use-as-is” or “repair” shall be submitted to the Company or Owner, in writing, with the following information:
a.	A complete documented description of the item/service required in the Scope of Work and the item/service that the Contractor or Subcontractor(s) proposes to supply/perform.

b.	The differences between the item/service required in the Scope of Work and the item/service that the Contractor or Subcontractor(s) proposes to supply/perform.

c.	The reasons why the Contractor or Subcontractor(s) cannot supply/perform the item/service as specified in this Agreement.

d.	Verification that the proposed item/service is the functional equivalent of and has the same characteristics as the item/service specified in the Scope of Work.
2.6.2	The disposition of all Contractor or Subcontractor(s) identified non-conformances with a proposed disposition of “use-as-is” or “repair” must be approved, in writing, by the Company or Owner’s Representative before Contractor or Subcontractor(s) implementation of the proposed disposition.

2.6.3	The Contractor or Subcontractor(s) agrees to report non-conformances and the following or as specified in this Agreement:
a.	Violation of technical or material requirements.

b.	Violation of requirements of Company and Owner approved documents.

c.	Non-conformances that cannot be corrected by continuation of the manufacturing process or by rework.

d.	Items/services that do/does not conform to the original requirements even though the item/services can be restored to a condition such that the capability of the item/services to function is unimpaired.

e.	The Contractor or Subcontractor(s) further agrees to cooperate with Company or Owner in evaluating non-conformances and during Company or Owner verification of the implementation of the Company or Owner approved disposition.
Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
3.0	CONDITIONS AND RISKS OF WORK

RESERVED

4.0	ISSUED FOR Construction DRAWINGS AND SPECIFICATIONS
4.1	The Work shall be performed using only drawings and specifications marked “Issued for Construction” or equivalent by Company.

4.2	Contractor shall perform all Work outside of the areas marked “HOLD” on “Issued for Construction” specifications and drawings to maintain the schedule of Work, but shall not perform any Work in the areas or sections marked “HOLD” on “Issued for Construction” specifications and drawings until revised “Issued for Construction” specifications and drawings are received with the “HOLD” markings deleted.

4.3	If Contractor’s schedule will be delayed by “HOLD” markings on specifications and drawings, Contractor shall report such delay to Company in writing not less than five (5) working days prior to the start of the delay.

4.4	Contractor shall maintain at the Fabrication and Storage Facility, a complete and current set of “Issued for Construction” drawings and specifications.
5.0	INTENT OF SPECIFICATIONS AND DRAWINGS
5.1	The specifications and drawings may not be complete in every detail. Contractor shall comply with their manifest intent and general purpose, taken as a whole, and shall not make use of any errors or omissions therein to the detriment of the Work. Should any conflict, error, omission or discrepancy appear in the drawings, specifications, instructions, in work done by others, or in Fabrication and Storage Facility conditions, Contractor shall notify Company in writing at once and Company will issue written instructions to be followed. If Contractor proceeds with any of the Work in question prior to receiving such instructions, then required corrections shall be at Contractor’s expense.
5.2	Contractor shall not deviate from the specifications and drawings without prior written approval from Company.
5.3	Materials shall not be substituted for those specified, nor shall “or equal” items be furnished pursuant to the specifications without Company prior written approval.
6.0	SAFETY AND CLEAN-UP
6.1	Contractor shall take necessary safety and other precautions to protect property and persons from damage, injury or illness arising out of the performance of the Work. Contractor shall comply strictly with local, municipal, provincial, state and national laws, orders, and regulations pertaining to health or safety which are applicable to Contractor or to the Work, including without limitation the Occupational Safety and Health Act of 1970 (84 U.S. Statutes 1590), as amended, and any state plans approved thereunder and regulations thereunder, to the extent applicable. At all times while any of Contractor’s employees, agents or subcontractors are working on the ACP Project, Contractor shall be solely responsible for providing them with a safe place of employment, and Contractor shall inspect the places where its employees, agents or subcontractors are going to be working and shall promptly take action to correct conditions which are or may become an unsafe place of employment for them.
Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
6.2	Accidents, injuries and illnesses requiring medical attention other than first aid, damage to property of Company, Owner or Contractor, and fires shall be orally reported to Company at the time of the incident. Written reports, satisfactory in form and content to Company shall be submitted by Contractor within forty-eight (48) hours after each incident.

6.3	Contractor shall maintain, in form and content approved by Company, accident, injury, and illness statistics which shall be available for inspection by, and submitted to, Company upon its written request.

6.4	Contractor shall keep Fabrication Facility and the vicinity thereof clean and free of any debris and rubbish caused by the Work and on completion of the Work, shall leave such premises clean and ready for use. Areas used for the purposes of material/equipment lay-down, temporary facilities, storage and the like shall be restored to the condition existing prior to Contractor’s occupation.
7.0	SUBCONTRACTS AND PURCHASE ORDERS
7.1	As used in this Contract, the term “subcontract” shall also include purchase orders and rental agreements for materials or equipment, and the term “subcontractor” shall also include vendors or suppliers of such material or equipment.

7.2	Contractor shall not subcontract performance of all or any portion of the Work under this Contract without first notifying Company of the intended subcontracting and obtaining Company acceptance in writing of the subcontracting and the subcontractor. If requested by Company, Contractor shall furnish Company a copy of the proposed subcontract for Company review of the terms and conditions thereof and shall not execute such subcontract until Company has accepted such terms. Failure of Contractor to comply with this Section may be deemed by Company to be a material breach of this Contract.

7.3	Contractor guarantees that its subcontractors will comply fully with the terms of this Contract applicable to the portion of the Work performed by them. If any portion of the Work which has been subcontracted by Contractor is not prosecuted in accordance with this Contract, on request of Company, the subcontractor shall be replaced and shall not be employed again on the Work.

7.4	Contractor shall include a provision in every subcontract that it places authorizing assignment of such subcontract to Company or Owner without requiring further consent from such subcontractor or supplier.

7.5	Company shall have the right from time to time to contact Contractor’s subcontractors to discuss their progress.

7.6	Contractor shall not be relieved of its responsibility for the Work by virtue of any subcontracts it may place regardless of Company’s acceptance of such subcontract.

7.7	The United Nations Convention on Contracts for the International Sale of Goods does not apply to this Contract and shall be disclaimed and excluded from any subcontracts placed by Contractor.
8.0	TERMINATION
8.1	Company may terminate performance of work under this contract in whole or, from time to time, in part, if —
Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
8.1.1	Company determines that a termination is in the Owner’s interest (Termination for the convenience of Company); or

8.1.2	The Contractor defaults in performing this contract and fails to cure the default within 10 days (unless extended by the Company) after receiving a notice specifying the default. “Default” includes failure to make progress in the work so as to endanger performance.
8.2	The Company shall terminate by delivering to the Contractor a Notice of Termination specifying whether termination is for default of the Contractor or for convenience of Company, the extent of termination, and the effective date. If, after termination for default, it is determined that the Contractor was not in default or that the Contractor’s failure to perform or to make progress in performance is due to causes beyond the control and without the fault or negligence of the Contractor as set forth in the Delays clause, the rights and obligations of the parties will be the same as if the termination was for the convenience of Company.

8.3	After receipt of a Notice of Termination, and except as directed by the Company, the Contractor shall immediately proceed with the following obligations, regardless of any delay in determining or adjusting any amounts due under this clause:
8.3.1	Stop work as specified in the notice.

8.3.2	Place no further subcontracts or orders (referred to as subcontracts in this clause), except as necessary to complete the continued portion of the contract.

8.3.3	Terminate all subcontracts to the extent they relate to the work terminated. Alternatively, Company may, in its sole discretion, require that contracts between Contractor and any such subcontractor be assigned to Owner or Company, and Contractor hereby authorizes and consents to any such assignment.

8.3.4	Assign to Company, as directed by the Company, all right, title, and interest of the Contractor under the subcontracts terminated, in which case Company shall have the right to settle or to pay any termination settlement proposal arising out of those terminations.

8.3.5	With approval or ratification to the extent required by the Company, settle all outstanding liabilities and termination settlement proposals arising from the termination of subcontracts, the cost of which would be reimbursable in whole or in part, under this contract; approval or ratification will be final for purposes of this clause.

8.3.6	Transfer title (if not already transferred) and, as directed by the Company, deliver to Company —
a.	The fabricated or unfabricated parts, work in process, completed work, supplies, and other material produced or acquired for the work terminated;

b.	The completed or partially completed plans, drawings, information, and other property that, if the contract had been completed, would be required to be furnished to Company; and

c.	The jigs, dies, fixtures, and other special tools and tooling acquired or manufactured for this contract, the cost of which the Contractor has been or will be reimbursed under this contract.
8.3.7	Complete performance of the work not terminated.
Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
8.3.8	Take any action that may be necessary, or that the Company may direct, for the protection and preservation of the property related to this contract that is in the possession of the Contractor and in which Company has or may acquire an interest.

8.3.9	Use its best efforts to sell, as directed or authorized by the Company, any property of the types referred to in subparagraph 8.3.6 of this clause; provided, however, that the Contractor (i) is not required to extend credit to any purchaser and (ii) may acquire the property under the conditions prescribed by, and at prices approved by, the Company. The proceeds of any transfer or disposition will be applied to reduce any payments to be made by Company under this contract, credited to the price or cost of the work, or paid in any other manner directed by the Company.

8.3.10	The Contractor shall submit complete termination inventory schedules no later than 60 days from the effective date of termination, unless extended in writing by the Company upon written request of the Contractor within this 60-day period.

8.3.11	The Contractor may submit to the Company a list, certified as to quantity and quality, of termination inventory not previously disposed of, excluding items authorized for disposition by the Company. The Contractor may request Company to remove those items or enter into an agreement for their storage. Within 15 days, Company will accept the items and remove them or enter into a storage agreement. The Company may verify the list upon removal of the items, or if stored, within 45 days from submission of the list, and shall correct the list, as necessary, before final settlement.

8.3.12	After termination, the Contractor shall submit a final termination settlement proposal to the Company in the form and with the certification prescribed by the Company. The Contractor shall submit the proposal promptly, but no later than 90 days from the effective date of termination, unless extended in writing by the Company upon written request of the Contractor within this 90 day period. However, if the Company determines that the facts justify it, a termination settlement proposal may be received and acted on after 90 day or any extension. If the Contractor fails to submit the proposal within the time allowed, the Company may determine, on the basis of information available, the amount, if any, due the Contractor because of the termination and shall pay the amount determined.

8.3.13	Subject to paragraph 8.3.12 of this clause, the Contractor and the Company may agree on the whole or any part of the amount to be paid (including an allowance for fee) because of the termination. The contract shall be amended, and the Contractor paid the agreed amount.

8.3.14	If the Contractor and the Company fail to agree in whole or in part on the amount of costs and/or fee to be paid because of the termination of work, the Company shall determine, on the basis of information available, the amount, if any, due the Contractor, and shall pay that amount, which shall include the following:
a.	All costs reimbursable under this contract, not previously paid, for the performance of this contract before the effective date of the termination, and those costs that may continue for a reasonable time with the approval of or as directed by the Company; however, the Contractor shall discontinue these costs as rapidly as practicable.

b.	The cost of settling and paying termination settlement proposals under terminated subcontracts that are properly chargeable to the terminated portion of the contract if not included in subparagraph 8.3.14.(a) of this clause.
Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
c.	The reasonable costs of settlement of the work terminated, including —
(i.)	The termination and settlement of subcontracts (excluding the amounts of such settlements); and

(ii.)	Storage, transportation, and other costs incurred, reasonably necessary for the preservation, protection, or disposition of the termination inventory. If the termination is for default, no amounts for the preparation of the Contractor’s termination settlement proposal may be included.
d.	A portion of the fee payable under the contract, determined as follows:
(i.)	If the contract is terminated for the convenience of Company, the settlement shall include a percentage of the fee equal to the percentage of completion of work contemplated under the contract, but excluding subcontract effort included in subcontractors’ termination proposals, less previous payments for fee.

(ii.)	If the contract is terminated for default, the total fee payable shall be such proportionate part of the fee as the total number of articles (or amount of services) delivered to and accepted by Company is to the total number of articles (or amount of services) of a like kind required by the contract.
e.	If the settlement includes only fee, it will be determined under subparagraph 8.3.14(d) of this clause.
8.3.15	The Contractor shall have the right of appeal from any determination made by the Company under paragraph 8.3.12 or 8.3.14 of this clause, except that if the Contractor failed to submit the termination settlement proposal within the time provided in paragraph 8.3.12 and failed to request a time extension, there is no right of appeal. If the Company has made a determination of the amount due under paragraph 8.3.12 or 8.3.14 of this clause, Company shall pay the Contractor —
a.	The amount determined by the Company if there is no right of appeal or if no timely appeal has been taken; or
b.	The amount finally determined on an appeal.
8.3.16	In arriving at the amount due the Contractor under this clause, there shall be deducted:
a.	All unliquidated advance or other payments to the Contractor, under the terminated portion of this contract;
b.	Any claim which Company has against the Contractor under this contract; and
c.	The agreed price for, or the proceeds of sale of materials, supplies, or other things acquired by the Contractor or sold under this clause and not recovered by or credited to Company.
8.3.17	The Contractor and Company must agree to any equitable adjustment in fee for the continued portion of the contract when there is a partial termination. The Company shall amend the contract to reflect the agreement.
a.	Company may, under the terms and conditions it prescribes, make partial payments and payments against costs incurred by the Contractor for the terminated portion of the contract, if the Company believes the total of these payments will not exceed the amount to which the Contractor will be entitled.
Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
b.	If the total payments exceed the amount finally determined to be due, the Contractor shall repay the excess to Company upon demand.
9.0	STOP WORK ORDERS

Upon failure of Contractor or its subcontractors to comply with any of the requirements of this Contract, Company shall have the authority to stop any operations of Contractor or its subcontractors affected by such failure until such failure is remedied or to terminate this Contract in accordance with Article 8.0. No part of the time lost due to any such stop work orders shall be made the subject of a claim for extension of time or for increased costs or damages by Contractor. Any cost delta resulting from a stop work issued hereunder would be performed at cost only with no additional fee.

10.0	SCHEDULING, REPORTING AND COORDINATION
10.1	Contractor shall schedule and coordinate the details of the Work being performed to meet the schedule requirements set forth in Part I of this Contract. Within thirty (30) calendar days after award of this Contract and before submittal of the first invoice, Contractor shall submit to Company for approval, a detailed schedule showing the sequence in which Contractor proposes to perform the Work, the start and completion dates of all separable portions of the Work, manpower forecasts, materials procurement and delivery plans and any other information specified by Company. Contractor agrees to adhere to the schedule approved by Company and attend and participate in scheduled progress and coordination meetings called by Company.

10.2	During the performance of Work, Contractor shall submit to Company periodic progress reports on the actual progress and updated schedules as may be required by this Contract or requested by Company. In the event Contractor’s performance of the Work is not in compliance with the schedule established for such performance, Company may, in writing, require the Contractor to submit its plan for schedule recovery, or specify in writing the steps to be taken to achieve compliance with such schedule, and/or exercise any other remedies under this Contract. Contractor shall thereupon take such steps as may be directed by Company or otherwise necessary to improve its progress.

10.3	Contractor recognizes that Company, Owner, other contractors and subcontractors may be working concurrently at the Fabrication Facility. Contractor agrees to cooperate with Company, Owner and other contractors so that the project as a whole will progress with a minimum of delays. Company reserves the right to direct Contractor to schedule the order of performance of its Work in such manner as not to interfere with the performance of others.

10.4	If any part of Contractor’s Work is dependent upon the quality and/or completeness of work performed under another contract, Contractor shall inspect such other work and promptly report to Company any defects therein which render such work unsuitable for the proper execution of the Work under this Contract.
11.0	OVERTIME

RESERVED

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
12.0	DELAYS
12.1	In the event Contractor, Company or Owner is delayed in performing any of their respective obligations in this Contract and such delay is caused by acts of God, war, riots, civil insurrection, acts of the public enemy, accidents, acts of civil or military authority, fires, floods, or earthquakes, beyond the reasonable control of the party delayed, such delay will be excused and the period of such delay will be added to the time for performance of the obligation delayed. In the event any delay due to the foregoing causes or events occurs or is anticipated, the party delayed or anticipating delay shall promptly notify the other party in writing of such delay or expected delay and the cause and estimated duration of such delay. In the event of a delay due to the foregoing causes or events, the party delayed shall exercise due diligence to shorten and avoid the delay and shall keep the other party advised as to the continuance of the delay and steps taken to shorten or terminate the delay.

12.2	Contractor shall, within five (5) working days of the commencement of any delay, give to Company written notice thereof and of the anticipated effects thereof. Within two (2) working days of the termination of any delay, Contractor shall file a written notice with Company specifying the actual duration of the delay. If Company determines that a delay was beyond the control and without the fault or negligence of Contractor or its subcontractors and not foreseeable by Contractor at the effective date of this Contract, Company shall determine the duration of the delay and shall extend the time of performance of this Contract thereby.

12.3	Contractor shall not be entitled to, and hereby expressly waives recovery of, any damages for lost profits suffered by reason of delays of any nature,
13.0	POSSESSION PRIOR TO COMPLETION

Company and Owner shall have the right to move into, take control, and utilize Contractor’s Fabrication and Storage Facilities and the right to take possession of or use any completed or partially completed part of Contractor’s Work as Company or Owner deem necessary for their operations. In the event Company or Owner desire to exercise the foregoing right, Company will so notify Contractor in writing. Such possession or use shall not constitute acceptance of Contractor’s Work. Company or Owner may, in its sole discretion, require that the Fabrication Facility lease between Contractor and the Fabrication Facility Landlord be assigned to Owner or Company, and Contractor hereby authorizes and consents to any such assignment.

14.0	NOTICE OF COMPLETION AND FINAL ACCEPTANCE
14.1	When Contractor deems the Work fully completed, including satisfactory completion of such inspections, tests and documentation as are specified in this Contract, Contractor shall, within ten (10) working days thereafter, give a written Notice of Completion of the Work to Company, specifying the Work completed and the date it was completed. Within thirty (30) calendar days after receipt of said Notice of Completion, Company may inspect the Work and shall either reject the Notice of Completion and specify defective or uncompleted portions of the Work, or shall give the Contractor a written Notice of Acceptance of the Work for the purpose of final acceptance only.

14.2	In the event Company rejects the Notice of Completion and specifies defective or uncompleted portions of the Work, Contractor shall within five (5) working days provide for Company review and approval, a schedule detailing when all defects will be corrected and/or the Work will be completed and shall proceed to remedy such defective and uncompleted portions of the Work. Thereafter, Contractor shall again give Company a written Notice of Completion of the Work, specifying a new date for the completion of the Work based upon the date such defective or

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
uncompleted portions of the Work were corrected. The foregoing procedure shall apply again and successively thereafter until Company has given Contractor written Notice of Acceptance.

14.3	Any failure by Company to inspect or to reject the Work or to reject Contractor’s Notice of Completion as set forth above, shall not be deemed to be acceptance of the Work nor imply acceptance of, or agreement with, said Notice of Completion.
15.0	CHANGES
15.1	The Scope of Work shall be subject to change by additions, deletions or revisions thereto by Company. Contractor will be notified of such changes by receipt of additional and/or revised drawings, specifications, exhibits or other written notification.

15.2	If, upon receipt of any notification, Contractor considers that a change is involved that could affect its costs of performing the Work or upon the schedule for performance of the Work, Contractor is obligated to inform Company within ten (10) working days of Contractor receiving the notification. Unless Contractor notifies Company in accordance with this Section, Contractor is obliged to perform the Work in accordance with the change and will be reimbursed at cost plus no additional fee.

15.3	Contractor shall submit to Company within thirty (30) working days after submission of the notification from Contractor required under Section 15.2, above, a detailed takeoff with supporting calculations and pricing for the change, together with any requested adjustments in the schedule. The pricing shall be itemized as required by Company and shall be in sufficient detail to permit an analysis of all labor, material and equipment and shall cover all work involved in the change, whether such work was deleted, added or modified. Amounts related to subcontracts shall be supported in similar detail. Any adjustments to the schedule must be accompanied by a revised version of the detailed schedule, agreed in accordance with Section 10.1 demonstrating that any proposed changes to the schedule have been caused by the change and have affected a critical path on such previously agreed detailed schedule.

15.4	If Contractor does not provide the detailed take-off to Company, within the time allowed by Section 15.3, Contractor will have waived any right to additional fee for the change.

15.5	Contractor shall not perform changes in the Work in accordance with Section 15.1 until Company and Owner have approved in writing the pricing for the change and any adjustment in the schedule for performance of the Work, except as set forth in Sections 15.4 and 15.6. Upon receiving such written approval from Company and Owner, Contractor shall diligently perform the change in strict accordance with this Contract.

15.6	Notwithstanding Section 15.5 Company may expressly authorize Contractor in writing to perform the change prior to such approval by Company and Owner. Contractor shall not suspend performance of this Contract during the review and negotiation of any change, except as may be directed by Company pursuant to Article 16.0, Suspension of Work. In the event Company, Owner and Contractor are unable to reach timely agreement regarding any change, Contractor shall then comply with Article 18.0, Claims.

15.7	Contractor shall not comply with oral changes in the Work. If Contractor believes that any oral notice or instruction received from Company will involve a change in the cost, time to perform or integrity of the Work, it shall require that the notice or instruction be given in writing and shall comply with the provisions of Sections 15.2, 15.3, 15.5 and 15.6. Any costs incurred by Contractor to perform oral changes shall be for Contractor’s account, and Contractor waives any

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
and all rights to claim from Company or Owner for such costs or additional time to perform the Work as a result of compliance by Contractor with such oral changes.
16.0	SUSPENSION OF WORK
16.1	Company may, at any time and from time to time, by written notice to Contractor, suspend further performance of all or any portion of the Work by Contractor. Said notice of suspension shall specify the date of suspension and the estimated duration of the suspension. Such suspensions shall not exceed one hundred eighty (180) consecutive calendar days each nor aggregate more than two hundred seventy (270) calendar days. Upon receiving any such notice of suspension, Contractor shall promptly suspend further performance of the Work to the extent specified, and during the period of such suspension shall properly care for and protect all Work in progress and materials, supplies, and equipment Contractor has on hand for performance of the Work. Upon the request of Company, Contractor shall promptly deliver to Company copies of outstanding subcontracts of Contractor and shall take such action relative to such subcontracts as may be directed by Company. Contractor shall use its best efforts to utilize its material, labor and equipment in such a manner as to mitigate costs associated with suspension. Company may at any time, withdraw the suspension of performance of the Work as to all or part of the suspended Work by written notice to Contractor specifying the effective date and scope of withdrawal, and Contractor shall resume diligent performance of the Work for which the suspension is withdrawn on the specified effective date of withdrawal.

16.2	If Contractor believes that any such suspension or withdrawal of suspension justifies modification of the Contract Price, Contractor shall comply with the provisions of the procedure set forth in Article 15.0, Changes. Contractor’s final claim for modification of the Contract Price shall substantiate Contractor’s increased costs for such suspension or withdrawal of suspension, with documents satisfactory to Company. Upon Company’s verification and approval of such additional costs, Contractor and Company shall agree upon an adjustment in the Contract Price, based upon such verified and approved additional costs as full settlement to Contractor for the suspension or withdrawal of suspension. Contractor shall not be entitled to any prospective profits or any damages because of such suspensions or withdrawals of suspension.
17.0	TERMINATION AT COMPANY’S OPTION

RESERVED

18.0	CLAIMS
18.1	If, for any reason, Contractor considers that a change event has occurred pursuant to which it has a right to claim compensation from Company or an extension to the schedule, Contractor shall notify Company in writing of the existence of such claim within five (5) working days of the Parties’ failure to reach a timely agreement pursuant to Section 15.6 for changes or from the occurrence of the event in question for other claims. Within ten (10) days of giving such a notification, Contractor shall submit to Company the proposed cost and schedule effect of the change. In this respect, Contractor shall comply with the provisions of Section 15.3. Contractor shall substantiate its claim with payroll documents, paid invoices, receipts, records of performance and other documents satisfactory to Company and subject to its verification. Neither Company nor Owner shall be liable for, and Contractor hereby waives, any claim or potential claim of Contractor which was not reported by Contractor in accordance with the provisions of this Article, regardless of the cause including the negligence of Company and Owner.

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
18.2	Company will determine the extent, if any, to which the Contract Price is to be changed by reason of the claim and the extent to which the schedule is to be changed by reason of the claim. Company will advise Contractor of the result of this determination and will issue a Contract modification accordingly. If Contractor disputes Company’s determination and notifies Company within five (5) working days of receiving it, Contractor may seek to resolve the dispute in accordance with Article 42. If Contractor elects to proceed pursuant to Article 42, Contractor agrees to limit its claim to the amount claimed by it in accordance with Section 18.1. In no event shall any work be halted, whether or not the claim can be resolved to Contractor’s satisfaction, and Contractor shall be bound by the terms and conditions of this Contract to prosecute the Work without delay to its successful completion.

18.3	The following shall not constitute changes and Contractor has no right to make any claim in relation thereto:-
18.3.1	Instructions, interpretations, decisions or acts by Company which are:
a.	to correct errors, omissions, poor engineering, defective workmanship or other failure of the Contractor to comply with the Contract; or

b.	to remedy a delay in the performance of Contractor’s work or any additional work caused by Contractor.
18.3.2	Any work performed by Contractor required by Company comments to Contractor’s submittals, to the extent that such comments are consistent with the Contract.
18.4	If Contractor fails to follow the requirements of Section 18.1, it shall have waived any right to make any claim in respect of the change events referred to in Section 18.1, except that nothing herein shall be construed as otherwise affecting Contractor’s right of payment under the provisions contained in PART II COMMERCIAL TERMS. Contractor’s sole remedy in respect of any claim will be as provided in Section 18.2. No claim by Contractor in relation to events referred to in Section 18.1 shall be allowed after final payment is made pursuant to the provisions set forth in Article 41.0.

18.5	Company shall not be bound to any adjustments in the Contract Price or scheduled time unless expressly agreed to by Company in writing.
19.0	PROTECTION OF MATERIALS, EQUIPMENT AND WORK
19.1	Contractor shall at all times, in accordance with the best practices and at no additional cost to Company or Owner, preserve and protect material and equipment used by Contractor in the execution of the Work from damage or loss due to weather, fire, theft, unexplained disappearance or other similar casualty.

19.2	Contractor shall at all times, in accordance with the best practices and at no additional cost to Company or Owner, protect from damage due to Contractor’s operations, equipment and materials (whether stored or installed), paving, structures and any and all other items on the Fabrication and Storage Facility belonging to Owner, Company or others.
20.0	CONTRACTOR’S FABRICATION EQUIPMENT

Fabrication equipment obtained or furnished by Contractor which is to be used by Contractor at the Fabrication and Storage Facility shall be in first-class operating condition, safe, fit for the uses for which

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
intended, and suitable for the safe, legal and efficient performance of the Work. Such equipment shall be subject to inspection from time to time by Company.

Any such equipment of Contractor which is rejected by Company as not conforming with the foregoing shall be promptly removed by Contractor and replaced with equipment acceptable to Company, without delaying the schedule for performance of the Work by Contractor.

21.0	CONTRACTOR’S SHIPMENTS
21.1	Contractor shall be responsible for arranging all shipments of Contractor supplied materials and equipment to the Fabrication and Storage Facility and shall consign such shipments to itself as Consignee at the project shipping address, freight fully prepaid. Contractor shall be responsible for making demurrage agreements and settlement with carriers for its shipments.
Contractor shall advise Company, in writing, in advance of major shipments of materials and equipment and shall coordinate with Company the arrival, unloading and release of carriers’ equipment. Contractor shall promptly unload its shipments and promptly release carrier’s equipment.

In the event Contractor may be unable to promptly unload its shipment, Contractor shall notify Company of such inability not less than ten (10) working days in advance of arrival. Company, at its option, may unload or make arrangements for others to unload such shipments for Contractor.
22.0	CONTROL OF COMPANY FURNISHED MATERIALS
22.1	Materials and equipment furnished by Company or Owner shall be received by Contractor in the presence of Company authorized representative and quantities thereof shall be checked jointly by Contractor and Company. The delivery and acceptance of all such materials and equipment shall be recorded in writing, and Contractor shall evidence receipt and acceptance of such materials and equipment by signing forms satisfactory to Company.

22.2	Contractor shall carefully note any visible damage to Company or Owner furnished materials and equipment prior to Contractor’s acceptance of delivery. After Contractor has accepted delivery of such materials and equipment, Contractor shall assume full responsibility for any loss of or damage to such materials and equipment. Contractor shall notify Company of any materials and equipment supplied to Contractor by Company or Owner which are surplus and shall cooperate with Company and Owner in the disposition of such surplus as directed by Company.

22.3	Contractor shall notify Company of any lack of, or requirement for, materials and equipment required under this Contract to be supplied by Company or Owner in sufficient time for Company or Owner to furnish said materials or equipment in advance of Contractor’s need. In the event of misfit of Company or Owner furnished materials or equipment, Contractor shall promptly notify Company of such misfit. Contractor shall take all reasonable steps to avoid standby time due to such misfit or lack of Company or Owner furnished materials or equipment and to continue progress of other portions of Work pending correction of such misfit and/or the furnishing of materials or equipment.
23.0	CARE, CUSTODY, CONTROL AND TITLE TO MATERIALS AND EQUIPMENT
23.1	Good and clear title to all materials and equipment furnished by Contractor under this Contract for the Work shall, except as expressly provided otherwise, elsewhere in this Contract, pass to Owner upon completion of the Work. Contractor shall ensure that subcontractors from whom

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
Contractor obtains materials and equipment do not retain, encumber or reserve title to such items, and Contractor shall defend, indemnify and hold Company and Owner harmless from any such claims by its subcontractors.

23.2	Notwithstanding the provisions of Section 23.1, the care, custody and control of Contractor’s Work shall remain with Contractor until such Work has been accepted in writing by Company and shall thereupon pass to Owner unless Company or Owner notify Contractor in writing that such care, custody, and control is assumed by Owner at an earlier date. The taking of possession of such Work pursuant to Article 13.0, Possession Prior to Completion, shall not constitute the assumption of care, custody and control of such Work until such time as such Work has either been accepted in writing by Company or Contractor has been notified as set forth herein.

23.3	Contract revenues representing payments to subcontractors shall not be considered to be earned by Contractor unless and until Contractor has paid the current invoices of such subcontractor. In the event Company or Owner determines, in its sole discretion, that Contractor has become insolvent or is in danger of becoming insolvent, then Company or Owner is authorized, but not required, to make direct payment to Contractor’s subcontractors with respect to any current or past-due invoices then outstanding. Alternatively, Company may, in its sole discretion, require that contracts between Contractor and any such subcontractor be assigned to Owner or Company, and Contractor hereby authorizes and consents to any such assignment. Owner and Company shall be entitled to full credit against any obligations to Contractor for any payments made to any subcontractor under this Section 23.3, whether made pursuant to assigned subcontracts or otherwise. Title to any materials or equipment for which such direct payment is made shall pass directly from such subcontractor to Owner.
24.0	CONTRACTOR’S PERSONNEL
24.1	At all times during the course of the Work, Contractor shall provide at the Fabrication and Storage Facility a qualified, competent and responsible key personnel who shall be satisfactory to Company. The key personnel shall have authority to represent Contractor and directions given to him shall be binding on Contractor. Upon Company’s written request, Contractor shall give the supervisor, in writing, complete authority to act on behalf of, and to bind Contractor in all matters pertaining to the Work and this Contract. Contractor shall furnish Company a copy of the authorization. Contractor shall not transfer or remove any of its supervisory or key personnel from performance of Work without the prior written approval of Company.

24.2	Any employee of Contractor deemed by Company or Owner, in their reasonable judgment, to be objectionable shall be removed from the Fabrication and Storage Facility immediately upon Company request and shall be promptly replaced by Contractor at no extra expense to Company or Owner. Contractor shall nevertheless retain all authority and control over its employees, including responsibility for all costs arising from providing reasonable accommodations for its employees.

24.3	If requested by Company, Contractor shall furnish it with the names and addresses of Contractor’s subcontractors, field employees of Contractor and its subcontractors, and others who have performed or are performing the Work hereunder.

24.4	The US Government requires that any and all Contractor personnel who perform work on the USEC ACP project shall be US Citizens. Therefore, within seven (7) days from award of this contract, Contractor shall submit a listing of its employees who are assigned duties directly supporting the contract, certifying that they are in fact US Citizens or Nationals. The listing shall include employees name, address, telephone number and the source document relied upon to prove US citizenship. A copy of the employee’s US Passport, birth certificate or Naturalization

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
certificate are acceptable source documents. A Form I-9 is not an acceptable source document. Source documentation of US citizenship held by the Contractor is subject to audit.
25.0	EMPLOYMENT CERTIFICATIONS AND PRACTICES
25.1	Contractor certifies that it has an affirmative action policy ensuring equal employment opportunity without regard to race, color, national origin, sex, age, religion or handicap, that it maintains no employee facilities segregated on the basis of race, color, religion or national origin and that it is not debarred or suspended from being awarded federal or federally assisted contracts.

25.2	If applicable to this Contract, the following laws, orders and regulations, as amended, are hereby incorporated by reference: Executive Order 11246; Vietnam Era Veterans Readjustment Act; Rehabilitation Act of 1973; Veterans Compensation, Education and Employment Act; 41 CFR 60-1.4 (Equal Employment Opportunity); 41 CFR 60-250.4 (Veterans Affirmative Action); 41 CFR 60-741.4 (Handicap Affirmative Action); 41 CFR 601.40 (Affirmative Action Plans); 41 CFR 601.7 (EE01 Reports); 41 CFR 61650 (Veterans Employment Reports).Upon request of Company, Contractor will furnish it with a certificate satisfactory in form to Company that goods furnished by Contractor in performance of this Contract were produced in full compliance with the requirements of Sections 6, 7, and 12 of the Fair Labor Standards Act of 1938, as amended, and the regulations and orders of the U.S. Department of Labor issued under Section 14 thereof.

25.3	Notification and Indemnification Obligations with Respect to Section 211 of the Energy Reorganization Act of 1974, as amended (the “ERA”).
25.3.1	Section 211 of the ERA, and 10 CFR Section 76.7 (applicable to item/services provided in support of operations at a gaseous diffusion plant), 10 CFR Section 70.7 of the NRC regulations (applicable to Work in support of the Plant) and 10 CFR Part 708 of the DOE regulations (applicable to item/services provided in support of USEC’s centrifuge demonstration project), implementing Section 211, as applicable, applies to the performance of Work under this Agreement. Contractor acknowledges its obligation to comply with the requirements of Section 211 of the ERA, and the applicable regulations (10 CFR Section 76.7 or 10 CFR Section 70.7 of the NRC regulations or 10 CFR Part 708). The Contractor represents and warrants that the management and supervisory personnel assigned to this Agreement are familiar with the requirements imposed under Section 211 of the ERA and the NRC regulations implementing Section 211. The Contractor also recognizes its obligation to ensure that any subcontractor engaged in connection with the performance of this Agreement comply with the requirements of Section 211 and the NRC regulations implementing Section 211.

25.3.2	In the event that an employee of the Contractor, or an employee of any subcontractor, files a complaint with the U.S. Department of Labor (the “DOL”) alleging that the Contractor, or any of its subcontractors, violated the requirements of Section 211 of the ERA with respect to such employee while he or she was performing any of the Work in connection with this Agreement, the Contractor shall promptly notify the Owner’s Representative of the filing of such complaint, and shall keep the Owner’s Representative apprised of the status of the complaint itself and all material developments in any DOL or judicial proceedings related to the complaint.

25.3.3	In the event that Contractor becomes aware of an allegation of retaliation or safety raised to the NRC or DOE, Contractor shall promptly notify the Owner’s Representative of the filing of such allegation, and shall keep the Owner’s Representative apprised of

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
the status of the allegation itself and all material developments in any NRC, DOE or judicial proceedings related to the allegation.

25.3.4	The Contractor further agrees to indemnify and hold the Owner harmless against any and all costs, losses, claims, damages, liabilities, civil penalties and expenses, including reasonable attorneys’ fees, imposed upon or incurred by the Owner in connection with (A) any DOL proceeding brought against the Owner by an employee or former employee of the Contractor, or any Subcontractor of the Contractor, based upon the Contractor’s or its Subcontractor’s actual or alleged violation of Section 211 with respect to such employee or former employee, (B) any investigation or enforcement action by the NRC based upon such an actual or alleged violation of Section 211 or applicable regulations (10 CFR Section 76.7, 10 CFR Section 70.7 or 10 CFR Part 708); and (C) any civil action brought against the Owner based upon the Contractor’s, or its Subcontractor’s, actual or alleged violation of Section 211. Such costs, losses, claims, damages, liabilities, civil penalties and expenses, including reasonable attorney’s fees, shall not be recoverable from the Owner under any other provisions of this Agreement.

25.3.5	Contractor employees working on the ACP Project may be required to attend training on the Owner’s Employee Concerns Program. Contractor employees are authorized access to, and use of, the Owner’s ECP. Contractor shall afford all employees access to the Owner’s ECP at all reasonable times. Any Contractor employee working on the ACP Project under this Agreement whose employment is terminated prior to the completion of this Agreement may be required to meet with the Owner’s ECP Manager, or his representative, prior to departure from the ACP Project so that the employee may raise any concerns.

25.3.6	Contractor shall maintain records of all adverse employment actions taken against employees working under this Agreement and shall make these records available to the Owner upon reasonable request consistent with applicable federal and state laws.

25.3.7	The Contractor further agrees to pass the requirements imposed by this Section through to its subcontractors by including a provision similar to this Section in all Subcontracts for the performance of any of the Work; provided that this requirement may be waived in writing by the Contractor for specific subcontractors upon the submission of written notice to the Owner’s Representative advising him/her of such waiver and the basis therefore.

25.3.8	Contractor shall notify the Owner’s Representative if any Contractor employee is subject to an NRC or DOE Order or enforcement action. The Owner reserves the right to determine that the employee may not be used in the performance of this Agreement.
26.0	WORK RULES

Contractor shall comply strictly with Company and Owner’s rules governing the conduct of Contractor and Contractor’s employees, agents and subcontractors at and about the Fabrication and Storage Facility. Contractor agrees that it shall ensure that its supervisory personnel, employees, agents and subcontractors at the Fabrication and Storage Facility comply strictly with such rules. Company and Owner reserve the right to, from time to time, revise any such rules, and Contractor shall comply fully with such rules as revised in accordance with the foregoing provisions.

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
27.0	INDEMNITY
27.1	Contractor agrees to defend, indemnify and hold harmless Company and Owner, the affiliated companies of each, and their directors, officers, employees, agents and representatives, from and against all claims, demands, causes of action, liability, loss or expense arising from or relating to any actual or asserted.

27.2	Failure by Contractor to comply with any federal, state, or local law, ordinance, regulation, rule or order, or with this Contract. This Section includes, but is not limited to, fines or penalties by government authorities and claims arising from Contractor’s actual or asserted failure to pay taxes.

27.3	Violation or infringement of rights in any patent, copyright, proprietary information, trade secret or other property right caused or alleged to be caused by the use or sale of goods, materials, equipment, methods, processes, designs or information furnished by Contractor or its suppliers. Should any goods or services provided by Contractor become, or appear likely to become, the subject of a claim of infringement of a patent, copyright or other property right, Contractor shall, at Company’s option, either procure for Company and Owner the right to continue using such goods or services, replace same with equivalent, non-infringing goods or services, or modify the goods or services so that the use thereof becomes non-infringing, provided that any such modification or replacement is of equal quality and provides equal performance to the infringing goods or services.

The preceding paragraph shall not apply to any goods, or any part thereof,

manufactured to designs furnished and required by Company, nor shall it apply to claims that the sale or use of a process or use of a combination of the goods supplied by Contractor hereunder with other goods infringes a patent, if such process or other goods were not supplied by Contractor and Contractor’s supplying of the goods hereunder does not constitute contributory patent infringement.

27.4	Injury to or death of persons (including employees of Company, Owner, Contractor and Contractor’s suppliers) or from damage to or loss of property (including the property of Company or Owner) to the extent caused by any acts or omissions of Contractor or its suppliers.

27.5	Contamination, pollution, or public or private nuisance, arising directly or indirectly out of this Contract or out of any acts or omissions by Contractor, its suppliers or subsuppliers.

27.6	Contractor’s defense and indemnity obligations shall apply regardless of whether the party to be indemnified was concurrently negligent, whether actively or passively, excepting only where the injury, loss or damage was caused by the negligence or willful misconduct of, or by defects in design furnished by, the party to be indemnified, in which case each party shall be responsible to the extent of its negligence. Contractor’s defense and indemnity obligations shall include the duty to reimburse any attorneys’ fees and expenses incurred by Company or Owner for legal action to enforce Contractor’s indemnity obligations.

27.7	In the event that any indemnity provisions in this Contract are contrary to the law governing this Contract, then the indemnity obligations applicable hereunder shall be construed to apply to the fullest extent allowed by applicable law.

27.8	With respect to claims by employees of Contractor or its suppliers, the indemnity obligations under this Contract shall not be limited by the fact of, amount, or type of benefits or compensation payable by or for Contractor, its suppliers or subsuppliers under any workers’ compensation, disability benefits, or other employee benefits acts or regulations, and Contractor waives any limitations of liability arising from workers’ compensation or such other acts or regulations.

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
27.9	Contractor acknowledges specific payment of $10.00 incorporated into the Contract Price as legal consideration for Contractor’s indemnities as may be provided in this Contract.
28.0	SURETY INSTRUMENTS

If requested by Company, Contractor shall obtain payment and performance bonds, each in an amount equal to one hundred percent (100%) of the Contract Price. The bonds shall be written on forms satisfactory to Company. Contractor’s bond sureties shall be only those approved by the Department of Treasury, as indicated in Circular 570, “Companies Holding Certificates of Authority as Acceptable Sureties on Federal Bonds and as Acceptable Reinsuring Companies.”

29.0	CONTRACTUAL RELATIONSHIP

Contractor represents that it is fully experienced and properly qualified to perform the class of Work provided for herein, and that it is properly equipped, organized and financed to perform such Work. Contractor represents that at the time of submission of its quotation for performance of the Work, it was properly licensed and qualified to do business in all governmental jurisdictions in which the Work is to be performed. Upon written request by Company, Contractor shall furnish to it such evidence as Company or Owner may require relating to the Contractor’s ability to fully perform this Contract. Nothing contained in this Contract or any subcontract awarded by Contractor shall create any contractual relationship between any subcontractor and Company or Owner. Contractor agrees that Contractor is an independent contractor and an employer subject to all applicable unemployment compensation, occupational safety and health, workers’ compensation, or similar statutes so as to relieve Company or Owner of any responsibility or liability for treating Contractor’s employees as employees of Company or Owner for the purpose of their safety or of keeping records, making reports or paying of any payroll taxes or contribution; and Contractor agrees to defend, indemnify and hold Company and Owner harmless and reimburse them for any expense or liability incurred under said statutes in connection with employees of Contractor, including a sum equal to any unemployment benefits paid to those who were Contractor’s employees, where such benefit payments are charged to Company or Owner under any merit plan or to Company’s or Owner’s reserve account pursuant to any statute. Contractor further agrees, as regards the items set forth below and for Work under this Contract, that it will keep and have available all necessary records and make all payments, reports, collections and deductions and otherwise do any and all things so as to fully comply with all federal, state and local laws, ordinances and regulations as they affect performance of this Contract, so as to fully relieve and protect Company and Owner from any and all responsibility or liability therefore or in regard thereto: (1) the production, purchase and sale, furnishing and delivering, pricing, and use or consumption of materials, supplies and equipment; (2) the hire, tenure or conditions of employment of employees and their hours of work and rates of the payment of their work, and (3) the keeping of records, making of reports, and the payment, collection and/or deduction of federal, state, commonwealth and local taxes, contributions, pension funds, welfare funds, or similar assessments.

30.0	PERMITS AND LICENSES

Contractor shall promptly apply for and procure, without additional compensation, all permits (except for such permits as may be specifically set forth as Company or Owner’s responsibility elsewhere in this Contract), certificates and licenses required by governmental authorities having jurisdiction over the Work, Contractor or the location of the Work.

31.0	INDEPENDENT CONTRACTOR

Nothing in this Contract shall be deemed to represent that Contractor or any of Contractor’s employees or agents, are the agents, representatives or employees of Company or Owner. Contractor shall be an

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
independent contractor and shall have responsibility for and control over the details and means for performing the Work, provided that Contractor is in compliance with the terms of this Contract. Anything in this Contract which may appear to give Company or Owner the right to direct Contractor as to the details of the performance of the Work or to exercise a measure of control over Contractor shall mean that Contractor shall follow the desires of Company or Owner only as to the intended results of the Work.

32.0	PROPRIETARY INFORMATION

Drawings, specifications, and other information obtained by Contractor from Company or Owner in connection with the Work shall be held in confidence by Contractor and shall not be disclosed to third parties or used by Contractor for any purpose other than for the performance of Work or as authorized in writing by Company. All such documents furnished by Company or Owner to Contractor shall remain their property, and upon completion of the Work, Contractor shall, as requested by Company, either destroy or return such documents, including any copies thereof.

33.0	PUBLICITY

Contractor shall not make news releases, publicize or issue advertising pertaining to the Work or this Contract, without first obtaining the written approval of Company.

34.0	OWNERSHIP AND USE OF DRAWINGS

Drawings, technical documents and data prepared or developed by Contractor and furnished to Company in performance of the Work, shall be the property of Owner and may be used by Company or Owner without restriction.

All drawings and / or documents received or created which have been identified or marked USEC or Company proprietary information, must be returned no later than 30 days after completion of Contractor’s Scope of Work.

35.0	ASSIGNMENTS

Contractor shall not assign this Contract wholly or in part, voluntarily, by operation of law, or otherwise, without first obtaining the written consent of Company. Any assignment of this Contract in violation of the foregoing shall be, at the option of Company or Owner, void. Subject to the foregoing, the provisions of this Contract shall extend to the benefit of and be binding upon the successors and assigns of the parties hereto. Owner reserves the right, at its sole option, to assign this Contract to Owner’s affiliates or Owner’s designated agent.

36.0	LAWS AND REGULATIONS
36.1	Contractor shall comply strictly with local, municipal, state, federal and governmental laws, orders, codes and regulations applicable to Contractor’s operations in the performance of the Work hereunder.

36.2	Contractor shall not, under any circumstances apply to or enter into negotiations with any governmental authority or agency for acceptance of variations from or revisions to safety or health, or air, water or noise pollution laws or regulations relating to this Contract, or to the performance thereof, without Company and Owner’s prior written approval.

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
36.3	Contractor certifies that it is in compliance, and shall at all times remain in compliance, with all applicable anti-corruption and anti-bribery laws, including but not limited to the U.S. Foreign Corrupt Practices Act of 1977, as amended.

36.4	Contractor shall not, under any circumstances, cause or permit, in connection with the Work to be performed hereunder, the discharge, emission or release of any hazardous substance and/or waste, pollutant, contaminant or other substance in violation of any applicable laws, rules or regulations which are now or hereafter promulgated by any governmental authorities having jurisdiction over the Work. Contractor shall comply with all legal regulatory requirements applicable to the Work performed under this Contract and shall be responsible for compliance with all hazardous waste, health and safety, notice, training, and environmental protection laws, rules, regulations and requirements. “Hazardous waste” includes all substances which are or may be identified as such in 40 CFR. Part 261 or other applicable laws or regulations. Contractor shall submit to Company material safety data sheets (OSHA Form 20) as required by applicable regulation. As an inducement to award of this Contract, Contractor warrants full compliance and that it will adhere to all applicable project hazardous waste procedures and, if necessary, obtain or arrange for, at its expense, all identification numbers, permits, applications and other things required in connection with the activities under this Contract. Contractor agrees that it will not store any hazardous wastes at the Fabrication and Storage Facility for periods in excess of ninety (90) days or in violation of the applicable storage limitations imposed by law, the Owner or Company, whichever shall be more restrictive. Contractor further agrees that it will not permit any accumulation in excess of the small quantity generator exclusion of 40 CFR Part 261, or other applicable law, as amended. Contractor agrees to take, at its expense, all actions necessary to protect third parties, including without limitation, employees and agents of Owner and Company from any exposure to, or hazards of, hazardous and/or toxic wastes, or substances generated, or utilized in Contractor’s operations. Contractor agrees to report to the appropriate governmental agencies all discharges, releases and spills of hazardous substances and/or wastes required to be reported by law and to immediately notify Owner and Company of same. When shipping goods, Contractor shall furnish: all appropriate shipping certification; labeling in compliance with the Workplace Hazardous Materials Information System; Material Safety Data Sheets in compliance with the Workplace Hazardous Materials Information System; and instructions for shipping, safety, handling, exposure and disposal in a form sufficiently clear for use by Company’s non-technical personnel and sufficiently specific to identify all action which the user must take concerning the material. The following certification must be made on the bill of lading: “This is to certify that the above named articles are properly classified, described, packaged, marked and labeled and are in proper condition for transportation according to any applicable transportation regulations.”

36.5	This Contract shall be subject to the law and jurisdiction of the State of Ohio, unless expressly designated otherwise within this Contract.
37.0	EMERGENCY MEDICAL SERVICES

RESERVED

38.0	DOCUMENTATION AND RIGHT OF AUDIT
38.1	Where Contractor’s invoice includes compensation for Work performed at a unit price, Contractor shall submit its determination of units of Work performed, determined in accordance with the provisions of this Contract, and substantiated by documents satisfactory in form and content to Company. Upon verification by Company of said documents, Company will advise Contractor in writing of either acceptance of Contractor’s determination of units or of Company determination of such units. If Contractor believes that Company has incorrectly determined the units of Work performed, Contractor shall comply with the provisions of Article 18.0, Claims.

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
38.2	Where Contractor’s invoice includes compensation for Work performed for a reimbursable Contract Price, all costs, expenses and other amounts so invoiced shall be substantiated and supported by equipment time slips, paid invoices, time sheets, receipts and other documents satisfactory to and verified by Company.

38.3	Contractor shall maintain for a period of two (2) years after final payment under this Contract, all records and accounts pertaining to Work performed by Contractor under this Contract for a unit price, a reimbursable price, or otherwise authorized in writing by Company for performance on a reimbursable basis. Company or Owner shall have the right to audit, copy and inspect said records and accounts at all reasonable times during the course of such Work and for the above two (2) year period for the purpose of verifying units furnished and/or costs incurred, as applicable.
39.0	LIENS
39.1	To the full extent permitted by applicable law, Contractor hereby waives and releases any and all rights of mechanic’s lien and similar rights for payment for services, labor, equipment, or materials furnished by Contractor in performance of the Work and granted by law to persons supplying materials, equipment, services and other things of value to improve or modify land or structures hereon, which Contractor may have against Owner’s premises, property belonging to Company and Owner, or to either of them, or funds payable by Owner to Company.

39.2	Contractor shall at all times promptly pay for all services, materials, equipment and labor used or furnished by Contractor in the performance of the Work under this Contract and shall, to the fullest extent allowed by law, at its expense keep Owner’s premises and all property belonging to Company and Owner, or to either of them, free and clear of any and all of the above mentioned liens and rights of lien arising out of services, labor, equipment or materials furnished by Contractor or its employees, materialmen or subcontractors in the performance of the Work. If Contractor fails to release and discharge any lien or threatened lien against Owner’s premises or the property of Company and Owner, or of either of them, arising out of performance of the Work within five (5) working days after receipt of written notice from Company to remove such claim of lien, Company or Owner may, at its option, discharge or release the claim of lien or otherwise deal with the lien claimant, and Contractor shall pay Company or Owner any and all costs and expenses of Company or Owner in so doing, including reasonable attorneys’ fees incurred by Company or Owner.
40.0	RIGHT TO OFFSET

Company or Owner, without waiver or limitation of any rights or remedies of Company or Owner, shall be entitled from time to time, to deduct from any amounts due or owed, by Company or Owner, to Contractor, in connection with this Contract, any and all amounts owed by Contractor to Company or Owner in connection with this Contract.

41.0	FINAL PAYMENT CERTIFICATION AND RELEASE
41.1	Owner shall not be obligated to make final payment to Contractor until Contractor has delivered to Company a certificate and release satisfactory to Company and Owner that Contractor has fully performed under this Contract and that all claims of Contractor for the Work are satisfied upon the making of such final payment, that no property of Owner or property used in connection with the Work is subject to any unsatisfied lien or claim as a result of the performance of the Work, that all rights of lien against Owner’s property in connection with the Work are released (including without limitation, if Company requests, releases of lien satisfactory in form to Company and Owner, executed by all persons who by reason of furnishing material, labor or

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
other services to Contractor for the Work or potential lienors against Owner’s property), and that Contractor has paid in full all outstanding obligations against the Work.
41.2	In addition to the above specified submittals and prior to final payment being made to Contractor, Contractor shall provide Company with written certification that all wages, fringe benefits, dues and payroll deductions have been made. Failure to provide such certification shall be cause for Company to withhold final payment until such time as all payment(s) are made and certification is submitted.
42.0	ARBITRATION OPTION

Any controversy or claim between the Parties arising out of or relating to this Agreement, or the breach, termination or validity hereof that is not resolved by mutual agreement shall be decided by the Company or Owner’s Representative. The Company or Owner’s Representative shall, in writing, notify Contractor of its final decision and designate such Notice as the “Final Decision Notice.” In the event Contractor disagrees with the Company’s Representative Final Decision, Contractor shall notify the Company or Owner’s Representative of its disagreement within thirty (30) Days after receipt of the Final Decision Notice; otherwise, the Final Decision shall be final and no action shall lie against the Company or Owner arising out of said Dispute.

In the event that Company or Owner is required to arbitrate a dispute with a third party, which dispute arises out of or is directly related to this Contract, Contractor agrees to join in such arbitration proceeding, as Company may direct, and if joined shall submit to such jurisdiction and be finally bound by the judgment rendered in accordance with the arbitration rules, as may be established therein.

43.0	VALIDITY OF PROVISIONS

In the event any section, or any part or portion of any section of this Contract shall be held to be invalid, void or otherwise unenforceable, such holding shall not affect the remaining part or portions of that section, or any other section hereof.

44.0	WAIVER

Company’s failure to insist on performance of any term, condition, or instruction, or to exercise any right or privilege included in this Contract, or its waiver of any breach, shall not thereafter waive any such term, condition, instruction, and/or any right or privilege. No asserted waiver of any right or benefit by Company shall be valid unless such waiver is in writing, signed by Company, supported by consideration and specifies the extent and nature of the rights or benefits being waived.

45.0	GRATUITIES
45.1	Contractor, its employees, agents or representatives shall not offer or give to an officer, official or employee of Company or Owner, gifts, entertainment, payments, loans or other gratuities to influence the award of a contract or obtain favorable treatment under a contract.

45.2	Violation of this Article may be deemed by Company or Owner to be a material breach of this Contract and any other contract with Company or Owner and subject all contracts with Contractor to termination for default, as well as any other remedies at law or in equity.

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
46.0	INTERPRETATION

Headings and titles of Articles, Sections, Subsections, paragraphs or other subparts of this Contract are for convenience of reference only and shall not be considered in interpreting the text of this Contract. No provision in this Contract is to be interpreted for or against any party because that party or its counsel drafted such provision.

47.0	SURVIVAL

The provisions of this Contract which by their nature are intended to survive the termination, cancellation, completion or expiration of this Contract shall continue as valid and enforceable obligations of the parties notwithstanding any such termination, cancellation, completion or expiration.

48.0	TRIAL

Contractor hereby knowingly, voluntarily and intentionally waives (to the extent permitted by applicable law) any right it may have to a trial by jury of any dispute arising under or relating in any way to this Contract and agrees that any such dispute may, at Company’s or Owner’s option, be tried before a judge sitting without a jury.

49.0	EXPORT AUTHORIZATIONS
49.1	Contractor agrees to comply with all applicable export and re-export control laws and regulations, including but not limited to United States Export Administration Regulations (EAR) administered by the Bureau of Industry and Security, U.S. Department of Commerce, trade and economic sanctions regulations administered by the Office of Foreign Assets Control (OFAC), U.S. Department of Treasury, the International Traffic in Arms Regulations (ITAR), Arms Control Export Act, and United States Munitions List (USML) administered by Directorate of Defense Trade Controls, Bureau of Political-Military Affairs of the U.S. Department of State, and any other export authorities identified in Supplement 3 to Part 730 of the EAR.

49.2	Export Controlled Information
49.2.1	Definition

“Export Controlled Information” or “ECI” means all information and contract documents (purchase orders, drawings, specifications, etc.) furnished by Company or Owner to be used in connection with proposal/offer preparation or performance under a contract, which are identified as ECI. The ECI identification will be determined by an appropriate ECI review authority as specified by the DOE Office Export Control Policy and Corporation (NA-242).

49.2.2	Oral or Visual Disclosure

A party that discloses Export Controlled Information orally or visually shall identify it as Export Controlled Information at the time of disclosure.

49.2.3	Marking

All tangible objects, such as drawings, reports, programs or documents, which constitute and/or contains or may contain Export Controlled Information shall be Marked “Export Controlled information” or “Information Contained Within May Contain Export Controlled Information” or such other markings as required or

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
permitted by DOE guidance. Markings inadvertently omitted from Export Controlled Information when disclosed to a recipient shall be applied by such recipient promptly when requested by the disclosing Party, and such Export Controlled Information shall thereafter continue to be treated as provided by this Agreement.

49.2.4	Export Controlled Information shall be protected in accordance with the DOE guidelines on Export Control and Nonproliferation and with U.S. Government export control laws and regulations. Each recipient shall not disclose the information to suppliers or contractors who are not U.S. owned and managed or to employees who are not U.S. Citizens, except in accordance with the DOE Guidelines on Export Control and Nonproliferation, and with U.S. Government export control laws and regulations. This restriction applies to written and oral guidance concerning performance, which may be provided by USEC technical representatives.

49.2.5	Unless specifically and expressly approved in writing by Company or Owner, Contractor shall not disclose any ECI or information that may contain ECI provided or furnished by Company or Owner for any purpose to any individual who is not a U.S. citizen or to any non-U.S. person or entity (including any non-U.S. employee, supplier or contractor). For purposes of this Section a person or entity is considered to be non-U.S. if it is incorporated, organized or created under the laws of a foreign country, or is foreign owned, controlled or influenced as defined in applicable regulations and guidelines. This restriction applies to written and oral information and guidance which may be provided by Company or Owner and applies to any information provided by any contractor, or subcontractor to Company or Owner or any other person acting on behalf of Company or Owner. Prior to disclosing any ECI to any person, Contractor shall include this Section in a contract or agreement with the recipient.
50.0	NUCLEAR SAFETY, SAFEGUARDS, AND SECURITY
50.1	Compliance with Nuclear Safety, Safeguards, and Security Requirements.
50.1.1	Contractor shall comply with all applicable Laws including, but not limited to, the nuclear safety, safeguards and security requirements set forth in this Agreement (including Drawings and Specifications and the Statement of Work). Contractor shall conduct self-assessments and cooperate with the Company, DOE, and the NRC in activities that address these requirements.

50.1.2	In the event that Contractor becomes aware of any failure to comply with a Nuclear Safety, Safeguards and Security Requirement, Contractor shall promptly notify the Company, Owner, or if applicable, USEC’s Site Regulatory Compliance Manager and, in consultation with such person(s), take appropriate preventive and/or corrective action to achieve compliance, and assure continued compliance, with such requirements.

50.1.3	In the event that DOE or NRC initiates an enforcement action against Company or Owner arising out of Contractor’s failure to comply with any such Nuclear Safety, Safeguards and Security Requirement, Contractor agrees to cooperate fully with Company or Owner in responding to such enforcement actions by providing all information, assistance, and documentation required by Company. The Parties agree to coordinate their legal and factual position in a timely manner so that all submittals are made in a timely manner, as determined by Company or Owner to DOE or NRC, as the case may be.

50.1.4	All costs incurred by Contractor in connection with Company’s response to an enforcement action in accordance with this Section above shall be borne by Contractor and shall not be subject to reimbursement by Company or Owner under this Agreement

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
or otherwise. In addition, Contractor agrees to indemnify and hold Company or Owner harmless against (i) any and all penalties, fines, and (ii) any and all losses, claims, costs or expenses arising from whistleblower claims, including costs of defense, settlement and reasonable attorney’s fees, that Company or Owner may incur, become responsible for, or pay out, as a result of Contractor’s failure to comply with any Nuclear Safety, Safeguards and Security Requirement.
50.2	Security of Classified Information and Controlled Areas
50.2.1	Classified Information Access
a.	“Classified Information” means any information or material, regardless of its physical form or characteristics, that has been determined pursuant to Executive Order 12356 or prior Executive Orders to require protection against unauthorized disclosure, and which is so designated; and all data concerning design, manufacture or utilization of atomic weapons, the production of special nuclear material, or the use of special nuclear material in the production of energy, but shall not include the data declassified or removed from the Restricted Data category pursuant to Section 142 of the AEA unless protected under Section 142d of the AEA.

b.	The Parties recognize that the DOE or the NRC may determine security classifications and issue security clearances required for performance of all or part of this Agreement. Contractor shall follow the applicable rules and procedures of DOE, NRC and other responsible governmental authorities regarding access to and safeguarding of Classified Information, security clearances and other security matters, including the requirements of DEAR 952.204-2, Security, DEAR 952.204-70 Classification/Declassification, 10 CFR 95, and the procedures with respect to FOCI in DEAR 904.7000 et seq. and DEAR 952.204-73, Facility Clearance. Contractor shall not permit any individual to have access to any level or category of classified information, except in accordance with applicable laws and procedures. Contractor shall not be granted access to any classified information until the Company’s Representative has notified Contractor that such access has been approved by a DOE FOCI determination.
50.2.2	Technology Transfer Controls

Even if not classified, information related to enrichment, an enrichment facility or a component of an enrichment facility, are subject to U.S. Government restrictions on technology transfers, including, but not limited to, those found in 10 CFR Parts 110, 810, or 1017 or 15 CFR Part 779. Accordingly, Contractor shall not disclose such information in any manner inconsistent with any such U.S. Government restriction. Further, Contractor shall not use, nor permit any subcontractor to use, any non-U.S. national or non-U.S. owned entity in connection with (i) delivery to, or work at, a controlled area or (ii) Work involving information or goods that are subject to U.S. government control, without first ensuring that such activities fully comply with all applicable restrictions.

50.2.3	Foreign Nationals

Foreign nationals are not permitted to perform work at Company or Owner (or its subsidiary the United States Enrichment Corporation) facilities without prior written permission from the Company. Contractor’s request for permission for use of foreign nationals on the Project must be submitted to the Company or Owner at least ten (10) weeks prior to their anticipated work date. Failure of the Company or Owner to approve

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
the use of a foreign national shall not constitute excusable delay nor entitle Contractor to an increase in its costs or the Fixed Price, as applicable.

50.2.4	Unclassified Controlled Nuclear Information
a.	Certain of the Drawings and Specifications and other documents referenced in this Agreement contain Unclassified Controlled Nuclear Information (UCNI) as defined in Section 148 of the AEA, as amended. Only authorized individuals can have access to UCNI documents. An authorized individual is someone working for or with the U.S. (Federal) Government, USEC, or its contractors requiring access to specific UCNI in the performance of official duties. The information shall be controlled and handled according to applicable Laws and the instructions set forth below (in the event of a conflict the applicable Laws shall take precedence).

b.	Handle UCNI material in such a way it will not be available to anyone to whom you are not deliberately transmitting it. An authorized individual shall maintain control over all UCNI to prevent unauthorized access. Physical control shall be maintained over documents in use to prevent unauthorized disclosure. In a controlled or guarded area, unlocked files, desks, or similar containers are adequate protection. In an uncontrolled or unguarded area, a locked drawer or desk, a locked repository or a locked room is adequate.

c.	UCNI may be transmitted to a person who needs to know the information to do his/her job and is an employee of the Contractor. Refer to the DOE Manual 471.1-1 (or any successor manual or instructions) for criteria/authorization on dissemination of UCNI to a wider audience.

d.	When transmitting UCNI, alert the recipient to the fact the transmission includes UCNI. The sensitive content of the information shall also be documented by the inclusion of markings on documentation and inclusion of an UCNI cover sheet. Documents shall be packaged to prevent disclosure or presence of UCNI. The information should be appropriately marked UCNI within the package or envelope. The outside of the package or envelope shall be marked “TO BE OPENED BY ADDRESSEE ONLY.” UCNI shall be transmitted by U.S. Mail (U.S. First Class, Express, certified or registered mail) or other commercial carrier who can provide tracking of packages. Refer to DOE Manual 471.1 or 10 CFR 1017 for additional criteria.

e.	When the Drawings and Specifications or the Statement of Work are no longer required by the Contractor, destroy them in a manner that will assure sufficient complete destruction to prevent its retrieval. Refer to DOE Manual 471.1 (or any successor manual or instructions) or 10 CFR 1017 for additional criteria.
50.2.5	This Section shall be included in all subcontracts for performance of Work under the Contract that require use of the above referenced Drawings and Specifications or Statement of Work.
51.0	ADVANCE PAYMENTS

If Company makes any advance or progress payment to Contractor under the Contract, upon Company’s request, Contractor agrees to execute a Security Agreement and Financing Statement (both in form satisfactory to Company) granting a Security interest to Company effective in all states of fabrication or manufacture in the proceeds, raw materials and goods which are purchased, manufactured, or otherwise obtained pursuant to the Contract.

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
52.0	INSURANCE
52.1	Contractor shall, at its sole cost, obtain and maintain in force, for the duration of the Contract (including the period set forth in Article 1.0), insurance of the following types, with limits not less than those set forth below:
52.1.1	Workers’ Compensation Insurance, including occupational illness or disease coverage, in accordance with the laws of the nation, state, territory or province having jurisdiction over Contractor’s employees and Employer’s Liability Insurance with a minimum limit of $1,000,000 per accident and, for bodily injury by disease, $1,000,000 per employee. Contractor shall not utilize occupational accident or health insurance policies, or the equivalent, in lieu of mandatory Workers’ Compensation Insurance or otherwise attempt to opt out of the statutory Workers’ Compensation system.

52.1.2	Commercial General Liability Insurance (“Occurrence Form”) with a minimum combined single limit of liability of $1,000,000 each occurrence for bodily injury and property damage; with a minimum limit of liability of $1,000,000 each person for personal and advertising injury liability. Such policy shall have an aggregate products/completed operations liability limit of not less than $2,000,000 and a general aggregate limit of not less than $2,000,000. The products/ completed operations liability coverage shall be maintained in full force and effect for not less than three (3) years following completion of Contractor’s services. The policy shall be endorsed to name Company and Owner, including their respective affiliates, and the respective officers, directors and employees of each, as additional insureds. Such endorsement shall be made upon ISO Endorsements CG 20 10 07 04 and CG 20 37 07 04, “Additional Insured — Owners, Lessees or Contractors — Scheduled Person or Organization/Completed Operations.” Current endorsements providing coverage identical to that provided under ISO Endorsements CG 20 10 07 04 and CG 20 37 07 04, and coverage limits identical to those provided under ISO Endorsement CG 25 03 03 97 may be employed by Contractor’s Commercial General Liability Insurer to meet the above requirements.

52.1.3	Automobile Liability Insurance covering use of all owned, non-owned and hired automobiles with a minimum combined single limit of liability for bodily injury and property damage of $1,000,000 per occurrence. This policy shall be endorsed to name Company and Owner, including their respective affiliates, directors and employees, as additional insureds.

52.1.4	If Contractor will utilize tools or equipment in the performance of its services under the Contract, Equipment Floater Insurance (Tools and Equipment Insurance) covering physical damage to or loss of all major tools and equipment, construction office trailers and their contents, and vehicles for which Contractor is responsible, throughout the course of the Work.

52.1.5	Umbrella Liability Insurance providing coverage limits in excess of that required in Subsections 52.1.1 Employers Liability, 52.1.2 General Liability and 52.1.3 Automobile Liability, with a combined single limit of liability of not less than $4,000,000 per occurrence.

52.1.6	All insurance provided by Contractor under this Article 52.0 shall include a waiver of subrogation by the insurers in favor of Company and Owner, including their respective affiliates, directors, and employees. Contractor hereby releases Company and Owner, including their respective affiliates, directors and employees, for losses or claims for

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
bodily injury, property damage or other insured claims arising out of Contractor’s performance under the Contract.
52.2	Certificates of insurance satisfactory in form to Company (ACORD form or equivalent) shall be supplied to Company evidencing that the insurance required above is in force, that not less than thirty (30) days written notice will be given to Company and Owner prior to any cancellation or restrictive modification of the policies, and that the waivers of subrogation are in force. Contractor shall also provide with its certificate of insurance, executed copies of the additional insured endorsements required in this Article 52.0.

52.3	The foregoing insurance coverages shall be primary and non-contributing with respect to any other insurance or self insurance which may be maintained by Company or Owner. Contractor’s General and Automobile Liability Insurance policies shall contain a Cross Liability or Severability of Interest clause. The fact that Contractor has obtained the insurance required in this Article shall in no manner lessen nor affect Contractor’s other obligations or liabilities set forth in this Contract.

52.4	“All-Risk” Builder’s Risk Insurance covering the property to be incorporated into the completed Work while such property is in the course of inland transit to the Project site, while in temporary storage off-site, while awaiting installation at the Project site and while in the course of construction until transfer of care, custody and control of the completed Work to Owner will be provided by Company or Owner. The Builder’s Risk insurance provided above shall not cover Contractor’s tools, equipment, personal property, temporary works, or other facilities items that are not to become part of the completed Work.
53.0	Limitation of Liability

NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS ORDER, UNDER NO CIRCUMSTANCE SHALL CONTRACTOR, ITS SUBCONTRACTORS OR ITS VENDORS BE LIABLE IN CONTRACT, TORT, STRICT LIABILITY, NEGLIGENCE, WARRANTY OR OTHERWISE, FOR ANY SPECIAL, MULTIPLE, PUNITIVE, INCIDENTAL, ADMINISTRATIVE OR CONSEQUENTIAL DAMAGES, OR ANY DAMAGES DEEMED TO BE OF AN INDIRECT NATURE, SUCH AS BUT NOT LIMITED TO, LOSS OF ANTICIPATED PROFITS OR REVENUE, LOSS OF USE OF SYSTEM, NON-OPERATION OR INCREASED COST OF OPERATION OR OTHER EQUIPMENT OR COST OF CAPITAL, ARISING OUT OF OR RELATING TO ITS PERFORMANCE UNDER THIS ORDER, EVEN IF CONTRACTOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. TO THE EXTENT THAT THIS LIMITATION OF LIABILITY CONFLICTS WITH ANY OTHER PROVISION(S) OF THIS AGREEMENT, SAID PROVISION(S) SHALL BE REGARDED AS AMENDED TO WHATEVER EXTENT REQUIRED TO MAKE SUCH PROVISION(S) CONSISTENT WITH THIS PROVISION. THIS LIMITATION OF LIABILITY HAS BEEN SEPARATELY NEGOTIATED AND IS INDEPENDENT OF ANY OTHER REMEDIES IN THIS AGREEMENT AND THEREFORE SHALL BE ENFORCEABLE NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY IN THIS AGREEMENT.

CONTRACTOR’S LIABILITY FOR DIRECT DAMAGES SHALL IN NO EVENT EXCEED THE ESTIMATED VALUE OF THE CONTRACT GIVING RISE TO THE CLAIM EXCEPT FOR CLAIMS ARISING FROM OR RELATED TO THE FOLLOWING: (A) CONTRACTOR’S GROSS NEGLIGENCE, FRAUD, OR WILLFUL MISCONDUCT; (B) PROPRIETARY RIGHTS INFRINGEMENT; (C) CONTRACTOR’S INDEMNIFICATION OBLIGATIONS UNDER THE CONTRACT; AND (D) BREACHES OF CONTRACTOR’S DUTY OF CONFIDENTIALITY TO COMPANY OR OWNER. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR INCIDENTAL, SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES OF ANY KIND UNDER THE CONTRACT, INCLUDING LOSS OF PROFIT AND LOSS OF PRODUCTIVITY. NO ACTION ARISING OUT OF ANY CLAIMED BREACH OF THIS AGREEMENT OR TRANSACTIONS UNDER THIS AGREEMENT MAY BE BROUGHT BY COMPANY OR OWNER MORE THAN ONE YEAR AFTER THE CAUSE OF ACTION HAS ACCRUED.

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
THE REMEDIES SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED. NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE IS INTENDED OR GIVEN, AND SUCH WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

54.0	PRICE ANDERSON INDEMNIFICATION

As agent for Owner, the following clause is hereby flowed to Teledyne Brown Engineering by Owner. For the purpose of this clause “the Corporation” shall mean “Owner” and “Contractor” shall mean “Teledyne Brown Engineering”.
(a)	Authority. This Paragraph is incorporated into this Contract pursuant to the Lease agreement (the “GCEP Lease”) between the Corporation and the Department of Energy (the “Department”).

(b)	Definitions. The definitions set out in the Atomic Energy Act of 1954, as amended (the “Act”) shall apply to this Paragraph.

(c)	Financial protection. The Corporation shall obtain and maintain, at its expense, financial protection to cover public liability, as described in paragraph (d)(2) below in such amount and of such type as is commercially available at commercially reasonable rates , terms and conditions, provided that in the event the Nuclear Regulatory Commission (NRC) grants a license for a uranium enrichment facility not located on federally-owned property, the amount is no more that the amount required by the NRC for the other facility.

(d)	Indemnification.
(1)	To the extent that the Corporation and other persons indemnified are not compensated by any financial protection required by paragraph (c), the Department will indemnify the Corporation and other persons indemnified up to the full amount authorized by Section 170 of the Act against (i) claims for public liability as described in subparagraph (d)(2) of this Paragraph, and (ii) such legal costs of the Corporation and other persons indemnified as area approved by the Department.

(2)	The public liability referred to in subparagraph (d)(1) of this Paragraph is public liability as defined in the Act which (i) arises out of or in connection with the activities under the GCEP Lease, including transportation and (ii) arises out of or results from a nuclear incident or precautionary evacuation, as those terms are defined in the Act.
(e)	Waiver of Defenses.
(1)	In the event of a nuclear incident, as defined in the Act, arising out of nuclear waste activities, as defined in the Act, the Contractor, on behalf of itself and other persons indemnified, agrees to waive any issue or defense as to charitable or governmental immunity.

(2)	In the event of an extraordinary nuclear occurrence which:
(i)	arises out of, results from or occurs in the course of the construction, possession or operation of a production or utilization facility; or

(ii)	arises out of, results from or occurs in the course of transportation of source material, by-product material, or special nuclear material to or from a production or utilization facility, or

(iii)	arises out of or results from the possession, operation, or use by the Contractor or a subcontractor of a device utilizing special nuclear material or by-product material, during the course of the GCEP Lease activity; or

(iv)	arises out of, results from, or occurs in the course of nuclear waste activities, the Contractor on behalf of itself and other persons indemnified, agrees to waive:
(A)	Any issue or defense as to the conduct of the claimant (including the conduct of persons through whom the clamant derives its cause of action) or the fault of persons indemnified, including, but not limited to:

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
1.	Negligence;

2.	Contributory negligence;

3.	Assumption of risk; or

4.	Unforeseen intervening causes, whether involving the conduct of a third person or an act of God;

5.	Any issue or defense as to charitable or governmental immunity; and

6.	Any issue or defense based on any statue of limitations, if suit is instituted within 3 years from the date on which the clamant first knew, or reasonably could have know, of his injury or damage and the cause thereof. The waiver of any such issue or defense shall be effective regardless of whether such issue or defense may otherwise be deemed jurisdictional or relating to an element or cause of action. The waiver shall be judicially enforceable in accordance with its terms by the claimant against the person indemnified.
(v)	The term extraordinary nuclear occurrence means an event which the Department has determined to be an extraordinary nuclear occurrence as defined in the Act. A determination of whether or not there has been an extraordinary nuclear occurrence will be made in accordance with the procedures in 10 CFR Part 840.

(vi)	For the purposes of that determination, “offsite” as that term is used in 10 CFR Part 840 means away from “the contract location” which phrase means any Department facility, installation, or site at which activity under this GCEP Lease is being carried on, and any Corporation-owned or controlled facility, installation, or site at which the Corporation is engaged in the performance of activity under this GCEP Lease.
(3)	The waivers set forth above:
(i)	Shall be effective regardless of whether such issue of defense may otherwise be deemed jurisdictional or relating to an element in the cause of action;

(ii)	Shall be judicially enforceable in accordance with their terms by the clamant against the person indemnified;

(iii)	Shall not preclude a defense based upon a failure to take reasonable steps to mitigate damages;

(iv)	Shall not apply to injury or damage to a clamant or to a claimant’s property which is intentionally sustained by the clamant or which results from a nuclear incident intentionally and wrongfully caused by the claimant.

(v)	Shall not apply to injury to a claimant who is employed at the site of and in connection with the activity where the nuclear incident or extraordinary nuclear occurrence takes place, if benefits therefore are either payable or required to be provided under any workmen’s compensation or occupation disease law;

(vi)	Shall not apply to any claim resulting from a nuclear incident occurring outside the United States;

(vii)	Shall be effective only with respect to those obligations et forth in this Section and in insurance policies, contracts or other proof of financial protection; and

(viii)	Shall not apply to, or prejudice the prosecution or defense of, any clam or portion of claim which is not within the protection afforded under (A) the limit of liability provisions under subsection 170e. of the Act, or (B) the terms of the GCEP Lease and the terms of insurance policies, contracts or other proof of financial protection.
(f)	Notification and Litigation of Claims. The Contractor shall give immediate written notice to the Corporation and the Department of any known action or claim filed or made against the Contractor or other person indemnified for public liability as defined in paragraph (d)(2). Except as other wise directed by the Corporation or the Department, the Contractor shall furnish promptly to the Corporation and the Department, copies of all pertinent

Contract Management

CONTRACT PART III (AGENCY) — GENERAL TERMS AND CONDITIONS

Client Name: USEC, INC.	Contract No.:A1PH-40-K101
Project Name: ACP PROJECT
papers received by the Contractor or filed with respect to such actions or claims. The Corporation or Department shall have the right to, and may collaborate with, the Contractor and any other person indemnified in the settlement of defense of any action or claim and shall have the right to (1) require the prior approval of the Corporation and the Department for the payment of any claim that the Corporation or Department may be required to indemnify hereunder, and (2) appear through the Attorney General on behalf of the Contractor or other person indemnified in any action brought upon any claim that the Department may be required to indemnify hereunder, take charge of such action, and settle or defend any such action. If the settlement or defense of any such action or claim is undertaken by the Department, the Contractor other person indemnified shall furnish all reasonable assistance in effecting a settlement or asserting a defense.

(g)	Continuity of the Department’s Obligations. The obligations of the Department under this Paragraph shall not be affected by any failure on the part of the Corporation to fulfill its obligation under this GCEP Lease and shall be unaffected by the death, disability, or termination of the existence of the Corporation, or by the completion, termination or expiration of the GCEP Lease.

(h)	Effect of other Clauses. The provisions of this Paragraph shall not be limited in any way by, and shall be interpreted without reference to, any other clause of the GCEP Lease provided, however, that this Paragraph shall not be limited in any way by, and shall be interpreted without reference to, any other clause of the GCEP Lease provided, however, that this Paragraph shall be subject to any provisions that are later added to the GCEP Lease as required by applicable Federal law, including statutes, executive orders and regulations, to be included in Nuclear Hazards Indemnity Agreements.

(i)	Inclusion in Contracts. This Paragraph shall not be applicable to this Contract if the Contractor is subject to Nuclear Regulatory Commission (NRC) financial protection requirements under Section 170b. of the Act or NRC agreements of indemnification under Sections 170c or k. of the Act for the activities under the contract.

(j)	Relationship to General Indemnity. To the extent that the Contractor is compensated by any financial protection, or is indemnified pursuant to this Paragraph, or is effectively relieved of public liability by an order or orders limiting same, pursuant to 170e of the Act, the provisions of Article V of the GCEP Lease with respect to indemnification of the Corporation shall not apply, but only to such extent.
55.0	EXTENSION OF SERVICES

Company may require continued performance of any services specified in this contract. Company may exercise the option by written notice to the Contractor at any time during the duration of this contract. The extension of performance hereunder is currently anticipated for the fabrication of an additional 540 Service Modules at a price to be negotiated based on Contractor’s submitted proposal, for a total of 576 Service Modules. Company may increase or decrease the total number of Service Modules based on final project requirements.
END OF PART III — GENERAL TERMS AND CONDITIONS

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